                                                                     EXHIBIT 3.6


     INSTRUMENTO VEINTITRES MIL SETECIENTOS UNO.

     LIBRO CUATROCIENTOS SETENTA Y SIETE.

     EN MEXICO, DISTRITO FEDERAL, a los cuatro dias del mes de diciembre de mil novecientos noventa y cinco, CARLOS ALEJANDRO DURAN LOERA, Titular de la Notaria numero ONCE, del Distrito Federal, hago constar:

     EL CONTRATO DE SOCIEDAD MERCANTIL EN FORMA DE ANONIMA DE CAPITAL VARIABLE, que otorgan "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representada por el senor MICHAEL ANTHONY DIGREGORIO DIMAIO Y "PRODENOB", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representada por la senora PATRICIA ANGELINA RIOS DEL PERAL; que se consignan al tenor de los Estatutos que siguen al permiso de la Secretaria de Relaciones Exteriores que se agrega al apendice en el legajo marcado con el numero de este instrumento bajo la letra "A", documento que copio enseguida y es del tenor literal siguiente:

     PERMISO DE LA SECRETARIA DE RELACIONES EXTERIORES

     "Al margen superior izquierdo: Un Sello con el Escudo Nacional.  Fuera del
Sello: SECRETARIA DE RELACIONES EXTERIORES - MEXICO. Al margen superior derecho: PERMISO 09024485 - EXPEDIENTE 9509023626 - FOLIO 41956. Al centro: En atencion a la solicitud presentada por el C. LUIS A. CERVANTES MUNIZ esta Secretaria concede el permiso para constituir una SA DE CV bajo la denominacion COMERCIALIZADORA JAFRA, SA DE CV. Este permiso, quedara condicionado a que en la escritura constitutiva se inserte la clausula de exclusion de extranjeros prevista en el Articulo 30 o en el convenio que senala el Articulo 31, ambos del Reglamento de la Ley Promover la Inversion Mexicana y Regular la Inversion Extranjera. El Notario o Corredor Publico ante quien se haga uso de este permiso, debera dar aviso a la Secretaria de Relaciones Exteriores dentro de los 90 dias habiles a partir de la fecha de autorizacion de la escritura Publica correspondiente. Lo anterior se comunica con fundamento en los Articulos 27, Fraccion I, de la Constitucion Politica de los Estados Unidos Mexicanos, 15 de la Ley de Inversion Extranjera y en los terminos del Articulo 28 Fraccion V de la Ley Organica de la Administracion Publica Federal. Este permiso dejara de surtir efectos si no se hace uso del mismo dentro de los 90 dias habiles siguientes a la fecha de su expedicion, y se otorga sin perjuicio de lo dispuesto por el articulo 91 de la Ley de Fomento y Proteccion de la Propiedad Industrial. TLATELOLCO D.F., a 10 de Agosto de 1995. SUFRAGIO EFECTIVO. NO REELECCION - EL DIRECTOR DE PERMISOS DE ART. 27 CONSTITUCIONAL - LIC. CRISTINA ALCALA ROSETE. Rubrica. - Un sello fechador. - P.A-1".

     EXPUESTO LO QUE ANTECEDE, los comparecientes otorgan los siguientes:

                              ESTATUTOS
                              ---------
                      NOMBRE, DOMICILIO, OBJETO Y DURACION
                      ------------------------------------

          ARTICULO I. La denominacion de la sociedad es "COMERCIALIZADORA JAFRA" y debera ir siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" o de su abreviatura "S.A. de C.V.".

          ARTICULO II. El domicilio de la sociedad es el Distrito Federal, Mexico; sin embargo, podra establecer agencias o sucursales en cualquier otra parte de la Republica Mexicana o del extranjero y someterse a domicilios convencionales.

          ARTICULO III.  La sociedad tendra por objeto:

          a) El ejercicio del comercio en general, incluyendo la manufactura, comercio y distribucion de toda clase de articulos para el cuidado e higiene personal, para la salud y belleza, productos de tocador, perfumes y cosmeticos, articulos de joyeria, bisuteria y adorno personal, asi como cualesquiera otros productos relacionados con el cuidado, arreglo y vestido de la persona;

          b) Fabricar, exportar, importar, adquirir, enajenar, arrendar, subarrendar, dar y tomar en comodato todo tipo de mercaderias, equipos, maquinaria, implementos y efectos necesarios para realizar las actividades descritas en el parrafo a) que antecede, asi como para la realizacion de cualquier otra actividad mercantil;

          c) Adquirir acciones, partes sociales, certificados de participacion y constancias de Interes que acrediten inversion en cualquier tipo de empresa, sociedad, organizacion y asociacion, tanto del pais como del extranjero;

          d) Vender, transferir, entregar y en cualquier otra forma permitida por la ley negociar con acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresas, sociedad organizacion y asociacion, tanto del pais como del extranjero;

          e) Recibir de otras sociedades y personas, asi como proporcionar a otras sociedades y personas todo tipo de servicios, tales como servicios administrativos, financieros, legales, de mercadeo y de tesoreria, incluyendo la preparacion de reportes y estados financieros, presupuestos, programas y manuales de operacion, asi como la evaluacion de resultados operacionales, evaluacion de productividad y posibilidades de financiamiento, incluyendo analisis de disponibilidad de capital;

          f) Establecer, arrendar, subarrendar, operar y poseer en cualquier forma permitida por la ley, oficinas, fabricas, talleres, bodegas, plantas, almacenes, tiendas y demas establecimientos necesarios para la realizacion del objeto social, asi como adquirir, enajenar y gravar toda clase de negociaciones industriales y comerciales; incluyendo acciones, participaciones e instrumentos por ellas emitidos;

          g) Solicitar, obtener, registrar, comprar, utilizar, ceder o en cualquier otra forma disponer y adquirir marcas, nombres comerciales, derechos de autor, patentes y derechos sobre invenciones y procesos;

          h) Establecer sucursales, subsidiaries, agencias y oficinas de representacion en Mexico y en el extranjero;

          i) Representar y actuar como agente, en la Republica Mexicana y en el extranjero, de empresas industriales, comerciales y de servicios, sean nacionales o extranjeras;

          j) Adquirir, poseer, arrendar, subarrendar, comprar, vender, permutar, donar y negociar en cualquier otra forma permitida por la ley con bienes muebles, inmuebles, incluyendo la adquisicion, establecimiento y operacion de laboratorios de investigacion;

          k) Proporcionar toda clase de servicios tecnicos, administrativos, de asesoria y de supervision a empresas industriales y comerciales, tanto en Mexico como en el extranjero, y recibir dichos servicios;

          l) Proporcionar y recibir servicios de maquila y de fabricacion o procesamiento de materiales a y de toda clase de entidades y negocios industriales y comerciales;

          m) Dar y tomar dinero en prestamo con o sin garantias de cualquier tipo, emitir bonos, obligaciones y demas titulos de credito con la supervision e intervencion de las instituciones que en cada caso se requiera de acuerdo con la ley;

          n)  Garantizar obligaciones de terceros; y

          o) En general, realizar toda clase de actos y celebrar toda clase de contratos, sean civiles o mercantiles, permitidos por la ley.

          ARTICULO IV. La sociedad tendra duracion de CIENTO CINCUENTA anos contados a partir de la fecha de su constituicion.

                                 CAPITAL SOCIAL
                                 --------------

          ARTICULO V. El capital social es variable. El capital fijo sin derecho a retiro es CINCUENTA MIL NUEVOS PESOS, MONEDA NACIONAL, representado por CINCUENTA acciones ordinarias, nominativas, Serie "A" con valor nominal de UN MIL NUEVOS PESOS, MONEDA NACIONAL, cada una. La parte variable del capital no tiene limite y se creara, incrementara y reducira por resolucion de la Asamblea General Ordinaria de Accionistas conforme a lo previsto en el articulo VI (sexto romano) de estos estatutos sociales.

          Corresponderan a la Serie "A" aquellas acciones representativas de la parte fija del capital social.

          Corresponderan a la Serie "B" aquellas acciones representativas de la parte variable del capital social.

          En todo caso, la participacion de la inversion extranjera en el capital de la sociedad habra de sujetarse a las disposiciones aplicables de la Ley de Inversion Extranjera y su Reglamento.

          Los certificados provisionales y los titulos definitivos representativos de las acciones deberan cumplir con los requisitos establecidos en el articulo ciento veinticinco de la Ley General de Sociedades Mercantiles; podran amparar una o mas acciones y estaran firmados por dos miembros del Consejo de Administracion o por el Administrador Unico, segun sea el caso.

          ARTICULO VI. Cada aumento o reduccion del capital social fijo sera decretado por Asamblea General Extraordinaria de Accionistas. Cada aumento o reduccion del capital social en la parte variable sera decretado por Asamblea General Ordinaria de Accionistas.

          En los terminos del articulo ciento treinta y dos de la Ley General de Sociedades Mercantiles, en el caso de aumento de capital los accionistas tendran derecho preferente para suscribir las acciones representativas del aumento en proporcion al numero de acciones de que sean titulares.

          Las resoluciones de las Asambleas Generales de Accionistas en las que se acuerde aumento de capital seran publicadas en el Diario Oficial de la Federacion o en uno de los diarios de mayor circulacion del domicilio de la sociedad.

          Ademas, las mencionadas resoluciones se notificaran a los accionistas por medio de cartas que se enviaran por correo certificado con anterioridad a la fecha de su publicacion, a las direcciones que apareceran inscritas en el Libro de Registro de Acciones de la sociedad. En caso de que existan accionistas domiciliados en el extranjero, dichas cartas se enviaran por correo aereo certificado.

          Los accionistas deberan ejercer su derecho preferente antes mencionado dentro de los quince dias calendario siguientes a la fecha de publicacion de la resolucion. Sin embargo, si la totalidad del capital social estuviere representado en alguna Asamblea General que decretase incremento de capital, el periodo de quince dias de calendario se computara a partir de la fecha de la Asamblea General correspondiente y los accionistas se daran por notificados de la resolucion desde la fecha de la Asamblea General, por lo que la publicacion y notificacion de la resolucion de incremento de capital no seran necesarias.

          ARTICULO VII. La sociedad podra adquirir las acciones representativas de su propio capital social para su amortizacion con utilidades repartibles mediante resolucion al efecto de la Asamblea General Extraordinaria de Accionistas, sin disminucion del capital social. La designacion de las acciones que hayan de ser amortizadas se hara por sorteo, en los terminos y condiciones que disponga la Asamblea General Extraordinaria de Accionistas o, por delegacion especifica de esta, el Consejo de Administracion, sujetandose al monto maximo de utilidades repartibles que habra de ser fijado por la propia Asamblea. Los titulos de las acciones amortizadas quedaran extinguidos.

                         ADMINISTRACION DE LA SOCIEDAD

          ARTICULO VIII. La administracion de la sociedad estara confiada a un Administrador Unico o a un Consejo de Administracion formado por el numero de miembros, dos o mas que determine la Asamblea de Accionistas. Si la Asamblea lo considera pertinente, podra designar un Administrador Unico Suplente o a miembros suplentes del Consejo de Administracion, segun sea el caso. Los Consejeros y sus Suplentes podran ser o no accionistas; desempenaran sus cargos hasta que las personas designadas para substituirlos tomen posesion de los mismos; podran ser reelectos y recibiran las remuneraciones que determine la Asamblea General de Accionistas.

          ARTICULO IX. En el evento de que la sociedad sea administrada por un Consejo de Administracion, cualquier accionista o grupo de accionistas que represente cuando menos el veinticinco por ciento del capital social tendra el derecho de designar a un miembro del Consejo y a su Suplente, si hubiere Suplentes. En caso de que ningun accionista o grupo de accionistas ejerza el derecho de minorias establecido en este articulo, todos los miembros del Consejo de Administracion seran designados por mayoria de votos.

          ARTICULO X. El Consejo de Administracion o el Administrador Unico, en su caso, sera el representante legal de la sociedad y tendra las siguientes facultades y obligaciones:

          a) Ejercitar el poder de la sociedad para pleitos y cobranzas, con todas las facultades generales y las especiales que requieran de clausula especial de acuerdo con la Ley, sin limitacion alguna, de conformidad con lo dispuesto por el primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos de los Codigos Civiles de las entidades federativas de los Estados Unidos Mexicanos: estando por lo tanto facultado para desistirse de procedimientos, aun del juicio de amparo; formular querellas y denuncias penales y desistirse de ellas; coadyuvar con el Ministerio Publico y otorgar perdon, cuando proceda; transigir: someterse a arbitraje; formular, articular y absolver posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la Ley, entre los que se incluye representar a la sociedad ante autoridades y tribunales penales, civiles, administrativos y del trabajo;

          b) Administrar bienes de acuerdo con lo dispuesto por el segundo parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades federativas de los Estados Unidos Mexicanos;

          c) Ejecutar actos de dominio de acuerdo con lo previsto en el tercer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades federativas de los Estados Unidos Mexicanos;

          d) Suscribir titulos de credito de conformidad con el articulo noveno de la Ley General de Titulos y Operaciones de Credito;

          e) Abrir, operar y cerrar cuentas bancarias a nombre de la sociedad, en el pais y en el extranjero, en moneda nacional y en moneda extraniera, y designar a las personas que puedan girar contra las mismas;

          f) Nombrar y remover al director general y demas directores, gerentes, funcionarios y empleados de la sociedad y determinar sus condiciones de trabajo, remuneraciones y facultades;

          g)  Formular reglamentos interiores de trabajo;

          h)  Convocar Asambleas de Accionistas y ejecutar sus resoluciones;

          i) Llevar a cabo todos los actos autorizados por estos estatutos o que sean consecuencia de los mismos; y

          j) Conferir poderes generales y especiales en los terminos de los parrafos uno, dos, tres, cuatro y cinco anteriores, con o sin facultades de substitucion, asi como revocar los poderes que hubieren sido otorgados por la sociedad.

          ARTICULO XI. Cuando la sociedad sea administrada por organo colegiado el Presidente y el Secretario del Consejo de Administracion seran designados por la Asamblea de Accionistas o por el Consejo de Administracion, y tendran las facultades que se les otorguen al ser designados. El Secretario podra ser o no miembro del Consejo.

          ARTICULO XII. Para que las Sesiones del Consejo de Administracion sean validas se requerira, en todo caso, la asistencia de la mayoria de sus miembros o de sus respectivos suplentes. El Consejo de Administracion adoptara sus resoluciones por mayoria de votos de los miembros presentes en cada Sesion.

          Conforme a lo previsto en el articulo ciento cuarenta y tres de la Ley General de Sociedades Mercantiles, los miembros del Consejo de Administracion podran adoptar validamente resoluciones sin estar reunidas en formal Sesion, siempre que tales resoluciones se confirmen por escrito por todos los miembros del Consejo de Administracion. En todo caso sera responsabilidad de quien desempene el cargo de Secretario del Consejo de Administracion de cerciorarse de la autenticidad de tales escritos, de su formalizacion y de su conservacion.

          ARTICULO XIII. El Presidente no tendra voto de calidad en caso de empate. Si el Presidente o el Secretario no asisten a la Sesion, el cargo respectivo, para efectos de la Sesion sera ocupado por el Consejero designado par mayoria de votos de los miembros presentes. Las actas de Sesiones del Consejo seran transcritas en un libro especialmente autor y seran firmadas por quienes actuen como Presidente y Secretario de cada Sesion, asi como por cualquier Consejero que asistiere y deseare hacerlo.

          ARTICULO XIV. Para garantizar el desempeno de sus cargos el Administrador Unico o, en su caso, los miembros del Consejo de Administracion y los respectivos Suplentes, al tomar posesion depositaran con la sociedad la cantidad de CIEN NUEVOS PESOS, MONEDA NACIONAL, cada uno, o, a su eleccion exhibiran poliza de fianza otorgada por compania autorizada por igual suma. Los miembros del Consejo de Administracion o el Administrador Unico segun sea el caso, no podran retirar las garantias otorgadas hasta que su gestion haya sido aprobada por Asamblea General de Accionistas. Los directores y demos funcionarios de la sociedad otorgaron las garantias que determine la Asamblea de Accionistas o el Consejo de Administracion que los designe.

                           VIGILANCIA DE LA SOCIEDAD
                           -------------------------

          ARTICULO XV. La Vigilancia de la sociedad estara encomendada a uno o dos Comisarios segun lo determine la Asamblea General de Accionistas. Si la Asamblea lo considerare pertinente designara uno o dos Comisarios Suplentes.

          ARTICULO XVI. Los Comisarios no necesitan ser accionistas de la sociedad; podran ser reelectos y desempenaran su cargo hasta que las personas designadas para suplirlos tomen posesion de los mismos.

          ARTICULO XVII. Los Comisarios tendran las facultades y las obligaciones establecidas por la Ley General de Sociedades Mercantiles.

          ARTICULO XVIII. Los Comisarios otorgaran las garantias senaladas en el articulo XIV (catorce romano) de estos estatutos para los miembros del Consejo de Administracion, y solo podran retirarlas cuando su gestion haya sido aprobada por Asamblea General de Accionistas.

                       ASAMBLEAS GENERALES DE ACCIONISTAS
                       ----------------------------------

          ARTICULO XIX. Las Asambleas Generales de Accionistas, se celebraran en el domicilio de la sociedad. Seran Extraordinarias las Asambleas convocadas para tratar cualquiera de los asuntos incluidos en el articulo ciento ochenta y dos de la Ley General Sociedades Mercantiles. Todas las demas Asambleas seran Ordinarias.

          ARTICULO XX. Las convocatorias para Asambleas de Accionistas deberan ser expedidas por el Administrador Unico o por el Presidente o el Secretario del Consejo de Administracion sea el caso, o, en la medida en que lo permita la ley, por el Commisario o Comisarios. Sin embargo, los accionistas que representen cuando menos el treinta y tres por ciento del capital social podran solicitar por escrito, en cualquier tiempo, que el Administrador Unico o el Consejo de Administracion, segun sea el caso, o los Comisarios, convoquen a Asamblea General de Accionistas, para tratar los asuntos especificados en su solicitud. Cualiquier accionistas titular de una o mas acciones tendra el mismo derecho en cualquiera de los casos senalados en el articulo ciento ochenta y cinco de la Ley General de Sociedades Mercantiles. Si el Administrador Unico, el Presidente o el Secretario del Consejo de Administracion, segun sea el caso, o los Comisarios, no expidieren la convocatoria dentro de los quince dias siguientes a la fecha la solicitud, un Juez de lo Civil o de Distrito del domicilio de la sociedad har a la convocatoria a peticion de cualquier accionista interesado, debiendo exhibir sus acciones para tal efecto, de conformidad con lo previsto por la Ley.

          ARTICULO XXI. Las convocatorias para Asambleas se publicaran en el Diario Oficial de la Federacion o en uno de los diarios de mayor circulacion del domicilio de la sociedad con por lo menos siete dias de anticipacion a la fecha fijada para la Asamblea. Ademas, las convocatorias se notificaran por carta a los accionistas, que se enviaran por correo certificado, con anterioridad a la fecha de publicacion de la convocatoria a las direcciones que aparezcan en el libro de Registro de Acciones de la sociedad. Tratandose de accionistas domiciliados en el extranjero, dichas cartas se enviaran por correo aereo certificado. Las convocatorias contendran el Orden del Dia y estaran firmadas por quien las expida.

          ARTICULO XXII. Las Asambleas podran celebrarse sin previa publicacion de convocatoria si el capital social esta representado en su totalidad y participa al momento de la votacion.

          ARTICULO XXIII. Solo los accionistas que aparezcan inscritos en el Libro de Registro de Acciones de la sociedad como titulares de una o mas acciones seran emitidos en Asambleas Generales de Accionistas.

          ARTICULO XXIV. Los accionistas podran ser representados en Asambleas por la persona o personas que designen mediante carta poder firmada ante dos testigos, o por cualqier otra forma de mandato conferido de acuerdo con la ley.

          ARTICULO XXV. Las actas de Asambleas se transcribiran a un libro especialmente autorizado y deberan ser firmadas por las personas que hayan fungido como Presidente y Secretario de la Asamblea, asi como los Comisarios presentes y por los accionistas o representantes de accionistas que desearen firmar.

          ARTICULO XXVI. Las Asambleas seran presididas por el Administrador Unico o por el Presidente del Consejo de Administracion segun sea el caso. Sin embargo, en caso de que quien desempene alguno de los cargos mencionados estuviere ausente, la Asamblea en cuestion sera presidida por la persona que se designe por resolucion de la propia Asamblea. El Secretario del Consejo de Administracion actuara como Secretario de las Asambleas Generales de Accionistas; sin embargo, en su ausencia, actuara como tal la persona designada por resolucion de la Asamblea.

          ARTICULO XXVII. Las Asambleas Generales Ordinarias se celebraran cuando menos una vez al ano dentro de los cuatro meses siguientes al cierre de cada ejercicio social. Ademas de los asuntos especificados en el Orden del Dia, la Asamblea

Ordinaria Anual debera discutir, aprobar o modificar el informe del Consejo de Administracion que incluya los informes y estados financieros a que se refiere el enunciado general del articulo ciento setenta y dos de la Ley General de Sociedades Mercantiles, tomando en cuenta el informe del Comisario o Comisarios, y adoptar las medidas que juzgue oportunos; designar al Administrador Unico o a los miembros del Consejo de Administracion, segun sea el caso, y al Comisario o Comisarios, asi como determinar las remuneraciones al Administrador Unico a los miembros del Consejo de Administracion y Comisarios.

          ARTICULO XXVIII. Para que sean validas las Asambleas Generales Ordinarias de Accionistas celebradas en virtud de primera o ulterior convocatoria deberan reunir la presencia de, por lo menos, el cincuenta por ciento de los acciones representatives del capital social.

          ARTICULO XXIX. Para que sean validas las Asambleas Generales Extraordinarias de Accionistas celebradas en virtud de primera convocatoria, deberan renir, por lo menos, la presencia del setenta y cinco por ciento de las acciones representativas del capital social. En caso de segunda o ulterior convocatoria, la Asamblea se considera legalmente instalada si estuviere presente, cuando menos, el cincuenta por ciento de las acciones representativas del capital social.

          ARTICULO XXX. Tratandose de Asambleas Generales Ordinarias, las resoluciones en ellas adoptadas seran validas cuando se emita voto favorable por la mayoria de las acciones presentes, siempre y cuando hubiere existido quorum de presencia en los terminos del articulo XXVIII (veintiocho romano) de los estatutos sociales.

          En el caso de Asambleas Generales Extraordinarias, sus resoluciones seran validas cuando sean adoptadas por el voto favorable de las acciones que representen, cuando menos, el cincuenta por ciento de las acciones que integren el capital social.

          ARTICULO XXXI. Conforme a lo dispuesto en el articulo ciento setenta y ocho de la Ley General de Sociedades Mercantiles, podran validamente los accionistas adoptar resoluciones sin la celebracion de Asamblea, siempre y cuando tales resoluciones consten por escrito firmado por todos los accionistas titulares de la totalidad de las acciones con derecho a voto representativas del capital de la sociedad. En todo caso sera responsabilidad de quien desempene el cargo de Secretario del Consejo de Administracion cerciorarse de la autenticidad de tales escritos, de su formalizacion y de su conservacion.

                             INFORMACION FINANCIERA
                             ----------------------

          ARTICULO XXXII. Dentro de los cuatro meses siguientes al cierre de cada ejercicio social, el Administrador Unico o el Consejo de Administracion, en su caso, formulara los siguientes estados financieros, los que deberan contener toda la informacion que sea necesaria para reflejar el estado que guarda la situacion financiera y operativa de la sociedad, en terminos del enunciado general del articulo ciento setenta y dos de la Ley General de Sociedades Mercantiles:

          a) Estado de situacion financiera a la fecha de cierre del ejercicio social;

          b) Estado que muestre debidamente explicados y clasificados los resultados de la sociedad durante el ejercicio;

          c) Estado que muestre los cambios en la situacion financiera ocurridos durante el ejercicio social;

          d) Estado que muestre los cambios en las partidas que integran el capital contable ocurridos durante el ejercicio social; y

          e) Las notas complementarias o aclaratorias a los estados financieros anteriores.

          ARTICULO XXXIII. Los estados financieros, junto con los documentos justificativos, deberan ser entregados al Comisario o Comisarios con un mes de anticipacion, cuando menos, a la fecha fijada para la Asamblea General Anual Ordinaria de Accionistas que sea convocada para resolver sobre los mismos.

          ARTICULO XXXIV. Dentro de los quince dias siguientes a la fecha en que les hayan sido entregados los estados financieros, los Comisarios deberan entregar al Administrador Unico o al Consejo de Administracion, segun sea el caso, un informe para los accionistas respecto de la veracidad, suficiencia y razonabilidad de la informacion que les haya sido presentada por el Consejo de Administracion o por el Administrador Unico.

          Dichos documentos quedaran en poder del Administrador Unico o del Consejo de Administracion, segun sea el caso, a disposicion de los accionistas, para su revision, por lo menos durante los quince dias anteriores a la fecha senalada para la Asamblea General Ordinaria Anual de Accionistas.

          Los estados financieros, una vez aprobados, deberan mandarse publicar y depositor en la forma y terminos previstos en el articulo ciento setenta y siete de la Ley General de Sociedades Mercantiles.

          ARTICULO XXXV. Las utilidades netas de cada ejercicio social seran distribuidas de la siguiente manera:

          a) El cinco por ciento para constituir y, si fuese necesario, para reconstituir, el fondo de reserva legal, hasta que sea igual a, cuando menos, el veinte por ciento del capital social;

          b) El saldo de las utilidades netas se aplicara segun lo determine la Asamblea General Ordinaria de Accionistas.

          ARTICULO XXXVI. Las perdidas, si las hubiere, seran reportadas primeramente por los fondos de reserva y, si estos fueren insuficientes, por el capital social pagado, en el entendido de que la responsabilidad de los accionistas en relacion a las obligaciones de la sociedad estara limitada al pago del valor nominal de sus respectivas acciones.

                            DISOLUCION Y LIQUIDACION
                            ------------------------

          ARTICULO XXXVII. La sociedad se disolvera en cualquiera de los supuestos establecidos en la ley. Una vez disuelta la sociedad se pondra en liquidacion. La liquidacion se encomendara a uno o mas liquidadores designados por Asamblea General Extraordinaria de Accionistas. Si la Asamblea no hiciere la designacion correspondiente la hara un Juez de lo Civil o de Distrito del domicilio de la sociedad a solicitud de cualquier accionista.

          ARTICULO XXXVIII. En ausencia de instrucciones expresas en contrario dadas a los liquidadores por la Asamblea, la liquidacion se llevara a cabo de acuerdo con las siguientes bases generales:

          a) Conclusion de los negocios pendientes de la manera menos perjudicial para los acreedores y para los accionistas;

          b)  Cobro de cuentas por cobrar y pago de deudas;

          c)  Venta de todos los activos de la sociedad;

          d)  Preparacion del balance final de liquidacion;

          e)  Distribucion del remanente, si lo hubiere, entre

los accionistas, en proporcion a su participacion en el capital social.

                            DISPOSICIONES GENERALES
                            -----------------------

          ARTICULO XXXIX. Los socios fundadores, como tales, no se resevan participacion alguna.

          ARTICULO XL. Todo extranjero que en el acto de la constitucion, o en cualquier tiempo ulterior, adquiera un interes o participacion social en la sociedad, se considerara, por ese simple hecho como mexicano respecto de uno y otra, y conviene en no invocar la proteccion de su Gobierno, bajo la pena, en caso de faltar a su convenio, de perder dicho interes o participacion en beneficio de la Nacion Mexicana.

                              CLAUSULAS TRANSITORIAS

          PRIMERA. El capital social minimo fijo sin derecho a retiro, o sea, la suma de CINCUENTA MIL NUEVOS PESOS, MONEDA NACIONAL, quedara integramente suscrito y pagado como sigue:

GRUPO JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, suscribe CUARENTA Y NUEVE ACCIONES de la Serie "A", con valor nominal de CUARANTA Y NUEVE MIL NUEVOS PESOS, MONEDA NACIONAL N$ 49,000.00 PRODENOB, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, suscribe UNA ACCION, con valor nominal total de UN MIL NUEVOS PESOS, MONEDA NACIONAL N$ 1,000.00 TOTAL: CINCUENTA Acciones de la Serie "A", con valor nominal de CINCUENTA MIL NUEVOS PESOS, MONEDA NACIONAL N$ 50,000.00.

          SEGUNDA. - Los otorgantes constituidos en la primera Asamblea General de Accionistas, haciendo uso del derecho que les concede la Ley y los presentes Estatutos, convienen en que la sociedad sea administrada por un CONSEJO DE ADMINISTRACION, que queda integrado de la siguiente forma y al cual se le otorgan las facultades enumeradas en el Articulo Decimo de estos estatutos sociales:

         CONSEJEROS PROPIETARIOS             CARGO

SENOR ALFREDO MUNDA TABUSSO                PRESIDENTE
SENOR MICHAEL ANTHONY DIGREGORIO DIMAIO    TESORERO
SENORITA MARIA TERESA MARTINEZ VAZQUEZ     VOCAL
SENOR SERGIO RENE APARICIO GONZALEZ        VOCAL
SENOR ALBERTO MENA ADAME                   SECRETARIO

         CONSEJEROS SUPLENTES

SENOR LEOBARDO PORTILLO ESPINOSA
SENOR SAMUEL PARRA HUERTA
SENOR LUIS ALFONSO CERVANTES MUNIZ

       Los Consejeros Suplentes podran sustituir indistintamente a cualquiera de los Consejeros Propietarios en ausencia de estos.

       TERCERA. En este acto se designan como funcionarios de la Sociedad a las siguientes personas con los cargos y facultades que a continuacion se indican:

       Al senor ALFREDO MUNDA TABUSSO, PRESIDENTE Y DIRECTOR GENERAL de la Sociedad, quedando sujeta dicha designacion a la condicion suspensiva de que su desempeno en tal caracter sea debidamente autorizado por el Instituto Nacional de Migracion, con fundamento en las disposiciones aplicables de la Ley General de Poblacion; para el desempeno de sus funciones el senor ALFREDO MUNDA TABUSSO, gozara del poder general de la sociedad para:

       a) PLEITOS Y COBRANZAS, con todas las facultades generales y las especiales que de acuerdo con la Ley, requieran poder o clausula especial sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunales, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       b) ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       c) La realizacion de actos que involucren las mas amplias FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en su relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generales y aun las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a COMERCIALIZADORA JAFRA, SOCIEDAD

ANONIMA DE CAPITAL VARIABLE: i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabajadores,
ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el de amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, sea parte o tercera interesada;

       d) SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO en nombre y representacion de la sociedad, en terminos del articulo Noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda nacional y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y

       e) OTORGAR Y REVOCAR poderes en terminos de los parrafos a) y b) anteriores, con o sin facultades de sustitucion.

       A la senorita MARIA TERESA MARTINEZ VAZQUEZ, VICEPRESIDENTE COMERCIAL, de la Sociedad, para el desempeno de sus funciones la senorita MARIA TERESA MARTINEZ VAZQUEZ, gozara del poder general de la sociedad para:

       a) PLEITOS Y COBRANZAS, con todas las facultades generales y las especiales que de acuerdo con la Ley, requieran poder o clausula especial sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver articular y posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la ley, entre los que se incluye representar a la sociedad ante toda ciase de autoridades y tribunales, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       b) ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       c) La realizacion de actos que involucren las mas amplias FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en su relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generates y aun las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a COMERCIALIZADORA JAFRA, SOCIEDAD

ANONIMA DE CAPITAL VARIABLE: i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabjadores, ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el de amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, sea parte o tercera interesada;

       d) SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO en nombre y representacion de la sociedad, en terminos del articulo Noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda nacional y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y

       e) OTORGAR Y REVOCAR poderes en terminos de los parrafos a) y b) anteriores, con o sin facultades de sustitucion.

       Al senor MICHAEL ANTHONY DIGREGORIO DIMAIO, DIRECTOR DE FINANZAS de la Sociedad, quedando sujeta dicha designacion a la condicion suspensiva de que su desempeno en tal caracter sea debidamente autorizado por el Instituto Nacional de Migracion, con fundamento en las disposiciones aplicables de la Ley General de Poblacion, para el desempeno de sus funciones senor MICHAEL ANTHONY DIGREGORIO DIMAIO, gozara de poder general de la sociedad para:

       a) PLEITOS Y COBRANZAS, con todas las facultades generales y las especiales que de acuerdo con la Ley, requieran poder o clausula especial sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunales, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito

Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       b) ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       c) La realizacion de actos que involucren las mas amplias FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en su relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generales y aun las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a COMERCIALIZADORA JAFRA, SOCIEDAD ANONINA DE CAPITAL VARIABLE: i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabjadores, ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en todo clase de procedimientos, incluyendo el de amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, sea parte o tercera interesada;

       d) SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO en nombre y representacion de la sociedad, en terminos del articulo Noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda national y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y

       e) OTORGAR Y REVOCAR poderes en terminos de los parrafos a) y b) anteriores, con o sin facultades de sustitucion.

       Al senor SERGIO RENE APARICIO GONZALEZ, DIRECTOR DE RELACIONES INDUSTRIALES de la sociedad, para el desempeno de sus funciones el senor SERGIO RENE APARICIO GONZALEZ, gozara del poder general de la sociedad para:

       a) PLEITOS Y COBRANZAS, con todas las facultades generates y las especiales que de acuerdo con la Ley, requieran poder o clausula especial sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunaies, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito

Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       b) ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       c) La realizacion de actos que involucren las mas amplias FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de COMMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en su relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de represente legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generales y aun las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE: i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabajadores,
ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el de amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, sea parte o tercera interesada;

       d) SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO en nombre y representacion de la sociedad, en terminos del articulo Noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda nacional y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y

       e) OTORGAR Y REVOCAR poderes en terminos de los parrafos a) y b) anteriores, con o sin facultades de sustitucion.

       Al senor ALBERTO MENA ADAME, GERENTE JURIDICO de la Sociedad, para el desempeno de sus funciones el senor ALBERTO MENA ADAME, gozara de poder general de la sociedad para:

       a) PLEITOS Y COBRANZAS, con todas las facultades generales y las especiales que de acuerdo con la Ley, requieran poder o clausula especial sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunales, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito

Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       b) ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;

       c) La realizacion de actos que involucren las mas amplias FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en su relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generales y aun las especiales que de acuerdo con la ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion v (quinto romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la

Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE: i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabjadores, ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el de amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones y en toda la secuela de los juicios laborales en que COMERCIALIZADORA JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, sea parte o tercera interesada;

       d) SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO en nombre y representacion de la sociedad, en terminos del articulo Noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda nacional y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y

       e) OTORGAR Y REVOCAR poderes en terminos de los parrafos a) y b) anteriores, con o sin facultades de sustitucion.

       CUARTA. En este acto se designa como Apoderados de la Sociedad a los senores MANUEL VERA VALLEJO, GERMAN MUGGENBURG RODRIGUEZ VIGIL, PEDRO VELASCO ALVARADO Y LUIS ALFONSO CERVANTES MUNIZ, quienes para el desempeno de su mandato gozaran de un Poder General para Pleitos y Cobranzas y Actos de Administracion, mismo que se ejercitara conjunta o separadamente, en los siguientes terminos:

       a) Poder general para pleitos y cobranzas, con todas las facultades generales y aun con las especiales que de acuerdo con la Ley, requieran poder o clausula especial en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil del Distrito Federal y de sus correlativos de los Estados.

       De manera enunciativa y no limitativa se mencionan, entre otras facultades, las siguientes:

       I. Para intentar y desistirse de toda clase de procedimientos, inclusive amparo.

       II.  Para transigir.

       III. Para comprometer en arbitros.

         IV. Para absolver y articular posiciones.

          V. Para recusar.

         VI. Para recibir pagos.

        VII. Para presenta denuncias y querellas en materia penal y desistirse de ellas cuando lo permita la Ley.

       VIII. Para coadyuvar con el Ministerio Publico y para exigir la reparacion civil del dano.

       El mandato a que alude el inciso anterior, se ejercitara ante particulates y ante toda clase de autoridades administrativas o judiciales, inclusive de caracter federal, estatal, municipal y penal, y ante las Juntas de Conciliacion y Arbitraje, locales o federales y autoridades del trabajo.

       b) Poder general para actos de administracion en los terminos del parrafo segundo del citado articulo dos mil quinientos cincuenta y cuatro del Codigo Civil.

       QUINTA. Asi mismo se designa para ocupar el cargo de COMISARIO de la Sociedad al senor FERNANDO HOLGUIN MAILLARD y como COMISARIO SUPLENTE, al senor ALFONSO GALAN JIMENEZ DE LA CUESTA.

       SEXTA. El senor MICHAEL ANTHONY DIGREGORIO DIMAIO en su caracter de TESORERO DEL CONSEJO DE ADMINISTRACION, hace constar que ha recibido y obra a disposicion de la sociedad, la suma de CINCUENTA

MIL NUEVOS PESOS, MONEDA NACIONAL, importe del capital social suscrito y pagado.

       SEPTIMA. De conformidad con el segundo parrafo del articulo noventa y cuatro de la Ley del Notariado para el Distrito Federal en vigor, los comparecientes manifiestan, que por asi convenir a sus intereses, el primer testimonio del presente instrumento sera inscrito en el Registro Publico de Comercio del domicilio social por "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, liberando en consecuencia al suscrito Notario de dicha responsabilidad.

                            P E R S O N A L I D A D
                            -----------------------

       Los senores MICHAEL ANTHONY DIGREGORIO DIMAIO y PATRICIA ANGELINA RIOS DEL PERAL, acreditan las personalidades que ostentan, declarando de manera expresa y bajo protesta de decir verdad que nos les han sido revocadas, suspensas ni limitadas en forma alguna, asi como la existencia y capacidad legales de sus representadas, con las copias certificadas expedidas por el suscrito Notario, que se agregan al apendice en el legajo marcado con el numero de este instrumento bajo las letra "B" y "C".

                               G E N E R A L E S
                               -----------------
       Los comparecientes manifestaron de manera expresa y bajo protesta de decir verdad, por sus generales ser:

       El senor MICHAEL ANTHONY DIGREGORIO DIMAIO, de Nacionalidad por nacimiento, originario de Springfield, Massachusetts, en donde nacio el dia dos de octubre de mil novecientos cincuenta y cuatro, casado, Director de Finanzas y con domicilio en Giotto numero noventa y siete, esquina Sassoferrato, Colonia Alfonso Trece, en esta Ciudad.

        Se identifica y acredita su legal estancia en el pais con su forma migratoria FM dos, numero trescientos veintidos mil ochocientos cuarenta y siete, expedido por la Secretaria de Gobernacion.

       Y la senora PATRICIA ANGELINA RIOS DEL PERAL, mexicana por nacimiento, originaria de Mexico, Distrito Federal, en donde nacio el dia veinticuatro de noviembre de mil novecientos cincuenta y cinco, casada, Ejecutivo de Empresa y con domicilio en Jose Maria Rico numero doscientos veintiuno, Colonia del Valle, en esta Ciudad.

       Se identifica con licencia para conducir numero dos millones trescientos trece mil ochocientos treinta y uno, expedida por la Secretaria General de Proteccion y Vialidad del Departamento del Distrito Federal.

       YO, EL NOTARIO CERTIFICO:

       I. Que conceptuo a los comparecientes legalmente capacitados para la celebracion de este acto.

       II. Que lo relacionado e inserto concuerda fielmente con sus originales a los que me remito y he tenido a la vista.

       III. Que leido este instrumento a los comparecientes y habiendoles explicado el valor y las consecuencias legales de su contenido, manifestaron su conformidad y firman el dia de su otorgamiento.

       FIRMAS:  MICHAEL ANTHONY DIGREGORIO DIMAIO. PATRICIA ANGELINA RIOS DEL
PERAL.   RUBRICAS.
                             NOTAS COMPLEMENTARIAS
                             ---------------------

       NOTA 1A.   A  05 DE DICIEMBRE DE 1995 CON ESTA FECHA SE EXPIDIO EN 20
FOJAS 1 COPIA (S) CERTIFICADA (S) A FAVOR DE "COMERCIALIZADORA JAFRA", S.A. DE
C.V. COMO INTERESADO (S).  DOY FE.  CARLOS ALEJANDRO DURAN LOERA.   RUBRICA.

       ANTE MI:  CARLOS ALEJANDRO DURAN LOERA.  RUBRICA. EL SELLO DE AUTORIZAR:
"LIC. CARLOS ALEJANDRO DURAN LOERA. NOTARIA No. ll. MEXICO, DISTRITO FEDERAL. ESTADOS UNIDOS MEXICANOS.

       AUTORIZO DEFINITIVAMENTE EN MEXICO, DISTRITO FEDERAL EL DIA SEIS DE DICIEMBRE DE MIL NOVECIENTOS NOVENTA Y CINCO.

       CARLOS ALEJANDRO DURAN LOERA. RUBRICA. EL SELIO DE AUTORIZAR: "LIC. CARLOS ALEJANDRO DURAN LOERA. NOTARIA No. ll. MEXICO, DISTRITO FEDERAL. ESTADOS UNIDOS MEXICANOS".

                             NOTAS COMPLEMENTARIAS
                             ---------------------

       NOTA 2A. CON FECHA SEIS DE ENERO DE 1996. DI A LA SECRETARIA DE RELACIONES EXTERIORES, EL AVISO EN CUMPLIMIENTO A LO DISPUESTO EN LOS ARTICULOS 31, PARRAFO 3o. y 32, FRACCION II, PARRAFO 4o. DEL REGLAMENTO DE LA LEY PARA PROMOVER LA INVERSION MEXICANA Y REGULAR LA INVERSION EXTRANJERA, CUYO DOCUMENTO LO AGREGO AL APENDICE DE ESTA ESCRITURA, BAJO LA LETRA "D". DOY FE. CARLOS ALEJANDRO DURAN LOERA. RUBRICA.

       NOTA 3a. CON FECHA OCHO DE ENERO DE 1996. ME FUE PRESENTADA LA CEDULA DE IDENTIFICACION FISCAL, NUMERO CJA951204EB7, EXPEDIDA POR LA SECRETARIA DE HACIENDA Y CREDITO PUBLICO, DICHA COPIA SE AGREGA AL APENDICE CON LA LETRA "E".
DOY FE.  CARLOS ALEJANDRO DURAN LOERA.   RUBRICA.

                               I N S E R C I O N

       ARTICULO DOS MIL QUINIENTOS CINCUENTA Y CUATRO DEL CODIGO CIVIL PARA EL DISTRITO FEDERAL.

       "En todos los poderes generales para pleitos y cobranzas bastara que se diga que se otorga con todas las facultades generales y las especiales que requieran clausula especial conforme a la Ley, para que se entiendan conferidos sin limitacion alguna.

       En los poderes generales para administrar bienes, bastara expresar que se dan con ese caracter, para que el apoderado tenga toda clase de facultades administrativas.

       En los poderes generales, para ejercer actos de dominio, bastara que se den con ese carcacter para que el apoderado tenga todas las facultades de dueno, tanto en lo relativo a los bienes, como para hacer toda clase de gestiones a fin de defenderlos,

       Cuando se quisieren limitar, en los tres casos antes mencionados, las facultades de los apoderados, se consignaran las limitaciones o los poderes seran especiales.

        Los Notarios insertaran este articulo en los testimonios de los poderes que otorguen."

                             DOCUMENTO DEL APENDICE

       LOS DOCUMENTOS QUE SE AGREGAN AL APENDICE DE ESTE INSTRUMENTO MARCADOS CON LAS LETRAS " B" Y "C", SE TRANSCRIBEN INTEGRAMENTE A CONTINUACION:

       PERSONALIDAD DEL REPRESENTANTE DE "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE.

       EL LICENCIADO CARLOS ALEJANDRO DURAN LOERA, TITULAR DE LA NOTARIA NUMERO ONCE DEL DISTRITO FEDERAL, CERTIFICA: Que a fin de acreditar su personalidad
                           ----------
como representante de "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, le fue presentado por el senor MICHAEL ANTHONY DIGREGORIO DIMAIO, el siguiente documento:

       Escritura tres mil seiscientos cincuenta, de fecha once de septiembre de mil novecientos noventa y cinco, ante la fe del Licenciado Carlos Antonio Rea Field, Titular de la Notaria numero ciento ochenta y siete del Distrito Federal, cuyo primer testimonio quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio de esta Ciudad, en el Folio Mercantil numero cuarenta y seis mil novecientos sesenta y dos, el dia trece de octubre de mil novecientos noventa y cinco. De dicho instrumento copio en su parte conducente lo que sigue:

"......A N T E C E D E N T E S   l  - ESCRITURA CONSTITUTIVA.   Por escritura
numero treinta y ocho mil cuatrocientos nueve, de fecha veintiuno de agosto de mil novecientos ochenta y uno, otorgada ante el Licenciado Fernando G. Arce, titular de la Notaria ochenta y nueve del Distrito Federal, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio de esta ciudad, en el folio mercantil numero cuarenta y seis mil novecientos sesenta y dos, instrumento por el que previo permiso concedido por la Secretaria de Relaciones Exteriores marcado con el numero treinta y nueve mil cuatrocientos ochenta y cuatro, en el expediente numero setecientos cuarenta y siete mil cuatrocientos noventa y uno, se constituyo "INMO-JAFRA MEXICANA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, con domicilio en el Distrito Federal, una duracion de NOVENTA Y NUEVE ANOS, capital social minimo de UN MILLON DE PESOS, Moneda Nacional (equivalentes a UN MIL NUEVOS PESOS, Moneda Nacional) y capital maximo ilimitado.

       II. FUSION. Por escritura numero treinta y seis mil trescientos veinte, de fecha veintinueve de marzo de mil novecientos ochenta y cuatro, otorgada ante el Licenciado Carlos A. Yfarraguerri y Villarreal, titular de la Notaria veintiocho del Distrito Federal, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio de esta ciudad, en los folios mercantiles numeros seis mil transcientos veintisiete y cuarenta y seis mil novecientos sesenta y dos, se hizo constar la fusion por absorcion en virtud de la cual, "INMO-JAFRA MEXICANA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, absorvio a "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, que desaparecio, y en dicha escritura tambien se consigno la ampliacion del objeto social de la Sociedad fusionante, reformandose al efecto el articulo tercero de sus Estatutos Sociales.

       III. CAMBIO DE DENOMINACION. Por escritura numero treinta y seis mil quinientos noventa y cuatro, de fecha veintiocho de junio de mil novecientos ochenta y cuatro, otorgada ante el mismo Notario que la anterior, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, en el folio mercantil cuarenta y seis mil novecientos sesenta y dos, se hizo constar la Protocolizacion de un acta de la Asamblea General Extraordinaria, celebrada por los accionistas de la Sociedad que nos ocupa, el dia dos de abril de mil novecientos ochenta y cuatro, por la que se formalizaaron entre otros acuerdos, el de cambiar la denominacion de "INMO-JAFRA MEXICANA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE por la de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, reformandose al efecto el articulo primero de sus Estatutos Sociales.

       VIII. CAMBIO DE DENOMINACION. Por escritura numero veintinueve mil ochocientos ochenta y siete, de fecha primero de marzo de mil novecientos noventa y uno, otorgada ante el mismo Notario que la anterior, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, en el folio mercantil cuarenta y seis mil novecientos sesenta y dos, se hizo constar la Protocolizacion de un acta de Asamblea General Extraordinaria, celebrada por los accionistas de la expresada Sociedad, el dia veintinueve de enero de mil novecientos noventa y uno, por la que se formalizaron entre otros acuerdos, el de cambiar la denominacion de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, por la de "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, reformandose al efecto el articulo primero de sus estatutos sociales.

       X. NOMBRAMIENTO DEL PRESIDENTE DEL CONSEJO DE ADMINISTRACION, RATIFICACION DEL SECRETARIO DEL MISMO CONSEJO Y PROTOCOLIZACION DE LOS NUEVOS ESTATUTOS SOCIALES. Por escritura numero tres mil cuatrocientos cincuenta y tres, de fecha tres de mayo de mil novecientos noventa y cinco, otorgada ante el suscrito Notario, en tramite de inscripcion su primer testimonio en el Registro Publico de la Propiedad y de Comercio de esta ciudad, por lo reciente su otorgamiento, se hizo constar la Protocolizacion Parcial de un acta de Asamblea General Ordinaria Anual y Extraordinaria celebrada por los accionistas de "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, el primero de agosto de mil novecientos noventa y cuatro, por la que se formalizaron entre otros acuerdos, el de designar como Presidente y miembro del Consejo de Administracion de la expresada Sociedad, al senor JULIO PEDRO CEPEDA REBOLLO; ratificar como Secretario y miembro del mismo Consejo de Administracion, al senor Licenciado
LUIS ALFONSO CERVANTES MUNIZ;....... "7. Se ratifica la designacion del senor
Luis Alfonso Cervantes Muniz como miembro y Secretario del Consejo de
Administracion de la sociedad........ "DEL APENDICE.-LETRA "C". - GRUPO JAFRA,
S.A. DE C.V., ESTATUTOS. NOMBRE, DOMICILIO, OBJETO Y DURACION.- ARTICULO I.- La denominacion de la sociedad es "GRUPO JAFRA" y debera ir siempre seguida de las palabras "sociedad anonima de capital variable", o de su abreviatura "S.A. DE C.V.". ARTICULO II. El domicilio de la sociedad es el Distrito Federal, Mexico; sin embargo, podra establecer agencias o sucursales en cualquier otra parte de la Republica Mexicana o del extranjero y someterse a domicilios convencionales. ARTICULO III. La sociedad tendra por objeto: 1) Detentar y negociar en cualquier forma con todo tipo de acciones, partes sociales, certificados de participacion y constancias de partes sociales, certificados de participacion y constancias de interes emitidas por todo tipo de sociedades mercantiles; 2) Promover la incorporacion y organizacion de todo tipo de sociedades y organizaciones mercantiles; 3) Adquirir acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresas, sociedades, organizaciones y asociaciones; 4) Vender, transferir, entregar y en cualquier otra forma permitida por la Ley negociar con acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresas, sociedades, organizaciones y asociaciones; 5) Recibir de otras sociedades y personas, asi como proporcionar a tales entidades y sociedades, en las cuales la sociedad sea accionista o socio, todo tipo de servicios que se requieran para lograr sus objeto sociales, tales como servicios administrativos, financieros, legales, de mercadeo y de tesoreria, incluyendo la preparacion de reportes y estados financieros, presupuestos, programas y manuales de operacion, asi como la evaluacion de resultados operacionales, evaluacion de productividad y posibilidades de financiamiento, incluyendo analisis de disponibilidad de capital; 6) Establecer, arrendar, subarrendar, operar y poseer en cualquier forma permitida por la Ley, oficinas, fabricas, talleres, bodegas, plantas, almacenes, tiendas y demas establecimientos necesarios para la realizacion del objeto social, asi como adquirir y enajenar toda clase de negociaciones industriales y comerciales, incluyendo acciones, participaciones e instrumentos por ellas emitidos; 7) Solicitar, obtener, registrar, comprar, utilizar, ceder o en cualquier otra forma disponer y adquirir marcas, nombres comerciales, derechos de autor, patentes, invenciones y procesos; 8) Establecer sucursales, subsidiaries, agencias y oficinas de representacion en Mexico y en el extranjero; 9) Representar y actuar como agente, en la Republica Mexicana y en el extranjero, de empresas industriales y comerciales, sean nacionales o extranjeras; 10) Adquirir, poseer, arrendar, subarrendar, comprar, vender y negociar en cualquier otra forma permitida por la ley con bienes inmuebles, incluyendo la adquisicion, establecimiento y operacion de laboratorios de investigacion; 11) Proporcionar toda clase de servicios tecnicos, administrativos de asesoria y de supervision empresas industriales y comerciales, tanto en Mexico como en el extranjero, y recibir dichos servicios;
12) Proporcionar y recibir servicios de maquila y de fabricacion o procesamiento de materiales a y de toda clase de entidades y negocios industriales y comerciales; 13) Dar y tomar dinero en prestamo con o sin garantias de cualquier tipo, emitir bonos, obligaciones y demas titulos de credito, con la supervision e intervencion de las instituciones que en cada caso requiera de acuerdo con la Ley; 14) Garantizar obligaciones de terceros; y 15) En general, realizar toda clase de actos y celebrar toda clase de contratos, sean civiles o mercantiles, permitidos por la Ley.

ARTICULO IV. La sociedad tendra duracion de noventa y nueve anos contados a partir de la fecha de su constitucion. ARTICULO V. El capital social es variable. El capital fijo sin derecho a retiro es de N$1,000.00 M.N. (un mil nuevos pesos 00/100, moneda nacional), . . . . . . . ARTICULO XI. Cuando la sociedad sea administrada por organo colegiado el Presidente y el Secretario del Consejo de Administracion seran designados por la Asamblea de Accionistas o por el Consejo de Administracion, tendran las facultades que se les otorguen al ser designados. El Secretario podra ser o no miembro del Consejo. . . . . . . . ."
3. Con efectos a partir del lo. de mayo de 1995 se designa al senor Michael Anthony Digregorio Director de Finanzas de GRUPO JAFRA, S.A. DE C.V., quedando sujeta dicha designacion a la condicion suspensiva de que su desempeno en tal caracter sea debidamente autorizado por el Instituto Nacional de Migracion, con fundamento en las disposiciones aplicables de la Ley General de Poblacion. Para el desempeno de sus funciones el senor Michael Anthony DiGregorio gozara del poder general de la sociedad para: a) Pleitos y cobranzas, con todas las facultades generales y las especiales que requieren clausula especial conforme a la Ley, sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones;

recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la Ley, entre los que se incluye representar a la sociedad ante toda clase de autoridades y tribunales, sean penales, civiles, administrativos o del trabajo, con excepcion de la facultad de hacer cesion de bienes a que se refiere el articulo 2587 del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;
b) Administrar bienes, en los torminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion; c) La realizacion de actos que involucren las mas amplias facultades de administracion y direccion por lo que respecta a la planeacion, organizacion, mando y control del personal de GRUPO JAFRA, S.A. DE C.V. y, en consecuencia, por ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de GRUPO JAFRA, S.A. DE C.V. en sus relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la sociedad para pleitos y cobranzas, con todas las facultades generales y aun las especiales que de acuerdo con la Ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, pero con la excepcion de la facultad de hacer cesion de bienes a que se refiere la fraccion V del articulo 2587 del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan, entre otras, facultades para representar a GRUPO JAFRA, S.A. DE C.V.; i) ante toda clase de autoridades administrativas y judiciales, tanto de caracter municipal como estatal y federal ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Consumo de los Trabajadores, ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto locales como federales, y ante las autoridades laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el del amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion II, ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que GRUPO JAFRA, S.A. DE C.V. sea parte o tercera interesada; d) Suscribir y endosar titulos de credito en nombre y representacion de la sociedad, en terminos del articulo noveno de la Ley General de Titulos y Operaciones de Credito, asi como abrir, operar y cerrar cuentas de la sociedad con instituciones bancarias y con instituciones financieras y bursatiles, tanto del pais como del extranjero, en moneda nacional y en moneda extranjera, designando a personas autorizadas para operar dichas cuentas y girar contra las mismas; y e) Otorgar y revocar poderes en terminos de los parrafos a), b) y c) anteriores, con o sin facultades de sustitucion ". . .
 . . . . . . . OTORGAMIENTO DE PODERES GENERALES - - -CUARTA.- "GRUPO JAFRA",
SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representada como se ha dicho, por el Secretario de su Consejo de Administracion, el senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, en cumplimiento del acuerdo contenido en los dos documentos que han quedado protocolizados en esta escritura y del articulo trigesimo primero de los Estatutos Sociales de la citada Sociedad, OTORGA al senor MICHAEL ANTHONY DIGREGORIO, para el desempeno de su cargo como Director de Finanzas de la referida Sociedad, un PODER GENERAL para: A) PLEITOS Y COBRANZAS, con todas las facultades generales y especiales que requieren clausula especial conforme a la Ley, sin limitacion alguna, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion, estando por lo tanto facultado para desistirse aun del juicio de amparo; formular querellas y denuncias penales y otorgar perdon, cuando este proceda; transigir; comprometer en arbitros; absolver y articular posiciones; recusar jueces; recibir pagos y ejecutar todos los demas actos expresamente autorizados por la Ley, entre los que se incluye representar a la Sociedad ante toda clase de Autoridades y Tribunales, sean Penales, Civiles, Administrativos o del Trabajo, CON EXCEPCION DE LA FACULTAD DE HACER CESION DE BIENES a que se refiere la fraccion cinco (romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civiles de las entidades que integran la Federacion;
B). ADMINISTRAR BIENES, en los terminos del parrafo segundo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulo correlativos en los Codigos Civiles de las entidades que integran la Federacion; C). LA REALIZACION DE ACTOS QUE INVOLUCREN LAS MAS AMPLIAS FACULTADES DE ADMINISTRACION Y DIRECCION por lo que respecta a la planeacion, organizacion, mando y control del personal de "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE y, en consecuencia, por el ministerio del articulo once de la Ley Federal del Trabajo, habra de tener el caracter de representante legal de "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en sus relaciones con los trabajadores; asimismo se le otorga, sin limitacion alguna, en su caracter de representante legal, el poder general de la Sociedad para pleitos y cobranzas, con todas las facultades generates y aun las especiales que de acuerdo con la Ley requieran poder o clausula especial, en los terminos del parrafo primero del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos civiles de las Entidades que intergran is Federacion, pero CON EXCEPCION DE LA FACULTAD DE HACER CESION DE BIENES a que se refiere la fraccion cinco (romano) del articulo dos mil quinientos ochenta y siete del Codigo Civil para el Distrito Federal y articulos correlativos en los Codigos Civil de las entidades que integran la Federacion. De manera enunciativa y no limitativa, se mencionan entre otras, facultades para representar a "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE: i) ante toda clase de Autoridades Administrativas y Judiciales, tanto de caracter Municipal como Estatal y Federal, ante el Instituto del Fondo Nacional para la Vivienda de los Trabajadores, el Instituto Mexicano del Seguro Social, inclusive por lo que respecta al Sistema de Ahorro para el Retiro, y ante el Fondo Nacional para el Connsumo de los Trabajdores,
ii) ante las Juntas de Conciliacion y de Conciliacion y Arbitraje, tanto Locales como Federales, y ante las Autoridades Laborales a que se refiere el articulo quinientos veintitres de la Ley Federal del Trabajo, iii) en toda clase de procedimientos, incluyendo el del amparo, y iv) compareciendo y actuando, de acuerdo con lo dispuesto en los articulos once, seiscientos noventa y dos, fraccion dos (romano), ochocientos setenta y seis, setecientos ochenta y seis y demas aplicables de la Ley Federal del Trabajo, en la etapa conciliatoria, en la articulacion y absolucion de posiciones, y en toda la secuela de los juicios laborales en que "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, SEA PARTE O TERCERA INTERESADA;

       D). SUSCRIBIR Y ENDOSAR TITULOS DE CREDITO EN NOMBRE Y REPRESENTACION DE LA SOCIEDAD, EN TERMINOS DEL ARTICULO NOVENO DE LA LEY GENERAL DE TITULOS Y OPERACIONES DE CREDITO, ASI COMO ABRIR, OPERAR Y CERRAR CUENTAS DE LA SOCIEDAD COMO INSTITUCIONES BANCARIAS Y CON INSTITUCIONES FINANCIERAS Y BURSATILES,

TANTO DEL PAIS COMO DEL EXTRANJERO, EN MONEDA NACIONAL Y EN MONEDA EXTRANJERA, DESIGNANDO A PERSONAS AUTORIZADAS PARA OPERAR DICHAS CUENTAS Y GIRAR CONTRA LAS MISMAS;

       E). OTORGAR Y REVOCAR PODERES EN TERMINOS DE LOS PARRAFOS A), B) Y C) ANTERIORES, CON O SIN FACULTADES DE SUSTITUCION.

       PERSONALIDAD DEL REPRESENTANTE DE "PRODENOB", SOCIEDAD ANONIYMA DE CAPITAL VARIABLE.

       EL LICENCIADO CARLOS ALEJANDRO DURAN LOERA, TITULAR DE LA NOTARIA NUMERO ONCE DEL DISTRITO FEDERAL, CERTIFICA: Que a fin de acreditar su personalidad
                           ---------
como representante de "PRODENOB", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, le fue presentado por la senorita PATRICIA ANGELINA RIOS DEL PERAL, el siguiente documento:

       Escritura numero quince mil sesenta y nueve, de fecha doce de agosto de mil novecientos noventa y tres, otorgada ante la fe del Licenciado Juan Vicente Matute Ruiz, Titulalar de la Notaria Publica numero Ciento setenta y nueve, del Distrito Federal, cuyo primer testimonio quedo debidamente inscrito en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, en el Folio Mercantil numero ciento cincuenta y cuatro mil setecientos veinticinco, el dia veinticuatro de agosto de mil novecientos noventa y tres. De dicho instrumento copio en su parte conducente lo que sigue:

       "....DE LA SESION DEL CONSEJO DE ADMINISTRACION PRIMERA.-  OTORGAMIENTO
DE PODERES. Se resolvio otorgar en favor de la senorita PATRICIA ANGELINA RIOS DEL PERAL, los poderes siguientes:

       a). PLEITOS Y COBRANZAS. Poder general para pleitos y cobranzas, en los terminos del primer parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal, con inclusion de todas aquellas facultades generales y especiales que requieran poder o clausula especial, en los terminos del articulo dos mil quinientos ochenta y siete del mismo Codigo y sus correlativos de los articulos dos mil quinientos cincuenta y cuatro y dos mil quinientos ochenta y siete de los que rigen en todos los Estados de la Republica Mexicana. El poder que se otorga podra ejercitarse ante toda clase de personas y autoridades; ya sean federales, estatales, municipales, empresas descentralizadas o de participacion estatal, administrativas, militares, laborales y judiciales. Sin limitar la generalidad de lo anterior, el presente poder otorga facultades expresas para intentar toda clase de juicios y recursos y desistir de ellos, incluso del amparo; para formular posturas en subastas, pujas y adjudicarse bienes en favor de la mandante; para presentar denuncias y querellas, coadyuvar con el Ministerio Publico, constituirse en parte civil y presenter toda clase de pruebas, otorgar el perdon del ofendido y desistir de las querellas que a su nombre se hubieren presentado;

celebrar convenios judiciales o extrajudiciales; someter juicios a la decision de arbitros o arbitradores; pactar procedimientos convencionales; articular y absolver posiciones; interrogar testigos; celebrar contratos individuales o colectivos de trabajo. Las facultades anteriores, se mencionan solamente en forma enunciativa, mas no limitativa.

       b). ADMINISTRACION. Poder general para actos de administracion, en los terminos del segundo parrafo del articulo dos mil quinientos cincuenta y cuatro del Codigo Civil para el Distrito Federal y sus correlativos de los que rigen en todos los Estados de la Republica Mexicana.

       c). OPERACIONES FINANCIERAS Y TITULOS DE CREDITO. Facultad para suscribir en nombre y representacion de la compania, los documentos necesarios para celebrar operaciones financieras, asi como firmar toda clase de titulos de credito, en los terminos del Articulo Noveno de la Ley General de Titulos y Operaciones de Credito.

       d). SUSTITUCION Y OTORGAMIENTO DE PODERES. Facultad para sustituir total o parcialmente los poderes generales indicados en los incisos anteriores, con o sin reserva de su ejercicio, asi como para revocar los poderes que sustituya u otorgue.

       l. CONSTITUCION. Por escritura publica numero cuarenta y cuatro mil ochocientos setenta y seis, de fecha dieciseis de diciembre de mil novecientos noventa y uno, otorgada ante la fe del senor Licenciado Carlos A. Yfarraguerri y Villarreal, titular de la Notaria Publica numero veintiocho del Distrito Federal, e inscrita en el Registro Publico de Comercio del Distrito Federal, en el Folio Mercantil numero ciento cincuenta y cuatro mil setecientos veinticinco, con fecha doce de marzo de mil novecientos noventa y dos, consta que previo permiso de la Secretaria de Relaciones Exteriores numero nueve millones treinta y ocho mil quinientos treinta y dos, expediente numero nueve mil ciento nueve millones treinta v siete mil trescientos cuarenta y uno, de fecha veinte de septiembre de mil novecientos noventa y uno, se constituyo por la comparecencia, de sus fundadores:
"PRODENOB", SOCIEDAD ANONIMA DE CAPITAL VARIABLE.

       2. AUMENTO DE LA PORCION VARIABLE DEL CAPITAL SOCIAL. En Asamblea General Extraordinaria de Accionistas celebrada el primero de diciembre de mil novecientos noventa y dos, se acordo aumentar la porcion variable del capital social en la cantidad de CUARENTA Y NUEVE MILLONES DE PESOS. Como consecuencia de dicho aumento, el capital social actual alcanza la suma de total de CINCUENTA MILLONES DE PESOS, de la que corresponde UN MILLON DE PESOS al capital minimo fijo y CUARENTA Y NUEVE MILLONES DE PESOS a la porcion variable del capital. No fue necesario reformar los Estatutos Sociales, en virtud de que el aumento se llevo a cabo dentro de la porcion variable del capital que es ilimitada.

       4. ESTATUTOS SOCIALES EN LO CONDUCENTE Y EN VIGOR. Las disposiciones estatutarias que la rigen y que tienen interes para el otorgamiento de la presente, son las siguientes: . . . ESTATUTOS - DENOMINACION - PRIMERA.- La
                                     ---------    ------------
sociedad se denominara "PRODENOB", a la cual se le agregaran siempre las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE", o de sus abreviaturas "S.A. DE C.V.".- O B J E T O S.- SEGUNDA.- Los objetos de la sociedad, seran los
         -------------
siguientes: l. La fabricacion, compra, venta, comercio, importacion, exportacion y distribucion, de cualquiera y todos los tipos de productos y articulos permitidos por la Ley. 2. Proporcionar servicios en todas las areas autorizadas por las leyes, asi como aceptar y conferir comisiones, mediaciones o agencias para la realizacion de los fines sociales. 3. El uso, explotacion y registro, por su cuenta o por cuenta de terceros, de marcas, nombres comerciales, patentes, certificados de invencion y otros derechos de propiedad intelectual. 4. Adquirir, enajenar, poseer, arrendar y en cualquier forma obtener o conceder el uso y goce de todo tipo de bienes, sean inmuebles o muebles, asi como derechos reales y personales necesarios para la ejecucion de los objetos anteriores; en el entendido, sin embargo, de que la adquisicion de inmuebles cumplira con todos los requisitos legales aplicables. 5. El establecimiento u operacion de oficinas, sucursales y almacenes; asi como cualquier actividad que pudiera ser necesaria para el logro de los objetos de la sociedad. 6. La emision, suscripcion, endoso o garantia de todo tipo de titulos de credito y obligaciones, ya sean asumidas por la sociedad o por terceros, y la celebracion de toda clase de operaciones de credito. 7. La adquisicion o enajenacion de todo tipo de acciones o partes sociaies en otras empresas, asociaciones o sociedades. 8.

La ejecucion de toda clase de contratos o actos juridicos, sean de naturaleza civil, administrativa o mercantil, relacionados con los objetos anteriores.
D O M I C I L I O.-TERCERA.-  El domicilio de la sociedad sera la Ciudad de
-----------------
Mexico, Distrito Federal, pero la Asamblea de Accionistas, el Consejo de Administracion, o en su caso el Administrador Unico, estaran facultados expresamente para establecer agencias o sucursales dentro o fuera de la Repulica Mexicana y para designar domicilios convencionales con propositos contractuales determinados. D U R A C I O N CUARTA.- La duracion de la sociedad
              ---------------
sera de noventa y nueve anos, contados a partir de la fecha de firma de la escritura constitutiva.- N A C I O N A L I D A D.- QUINTA.- La sociedad es
                         -----------------------
mexicana. "Todo extranjero que en el acto de la constitucion o en cualquier tiempo ulterior, adquiera un interes o participacion social en la sociedad, se obliga formalmente con la Secretaria de Relaciones Exteriores a considerarse por ese simple hecho como mexicano, respecto de dicha participacion, asi como de los bienes, derechos, concesiones, participaciones o intereses de que sea titular la sociedad, o bien de los derechos y obligaciones que deriven de los contratos en que sea parte la propia sociedad con autoridades mexicanas, y a no invocar, por lo mismo, la proteccion de su gobierno, bajo la pena, en caso contrario, de perder en beneficio de la Nacion, las participaciones que hubiere adquirido".
C A P I T A L.- SEXTA.-  El capital de la sociedad sera variable.  El capital
-------------
minimo fijo sera UN MILLON DE PESOS, representado por UN MIL acciones nominativas ordinarias, Serie "B" de libre suscripcion, con valor nominal de UN MIL PESOS MONEDA NACIONAL cada una, totalmente suscritas y pagadas y sin derecho a retiro de la Clase I. El capital maximo sera ilimitado, y estara representado po acciones nominativas, ordinarias
o preferentes de la Clase II, que tendran las caracteristicas que determinen las Asambleas de Accionistas que aprueben su emision.

       ES P R I M E R TESTIMONIO QUE SE EXPIDE PARA "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE. COMO TITULO DE SU CONSTITUCION. ESTA ESCRITO CON TINTA FIJA; COTEJADO Y VA EN VEINTIOCHO FOJAS UTILES. DOY FE.

       MEXICO, DISTRITO FEDERAL, A OCHO DE ENERO DE MIL NOVECIENTOS NOVENTA Y SEIS.

       INSTRUMENTO VEINTICUATRO MIL TRESCIENTOS TRES

       LIBRO QUINIENTOS DIEZ

       EN MEXICO, DISTRITO FEDERAL, A LOS NEUVE DIAS DEL MES DE FEBRERO DE MIL NOVECIENTOS NOVENTA Y SEIS, CARLOS ALEJANDRO DURAN LOERA, Titular de la Notaria numero ONCE del Distrito Federal, hago constar:

       LA PROTOCOLIZACION DEL ACTA DE ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTA de "COMERCIALIAZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, que otorga de senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, en su caracter de Delegado Especial de la Asamblea celebrada con fecha cinco de enero de mil novecientos noventa y seis, en la que se acordo entre otros, el cambio de denominacion de la sociedad de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, a "JAFRA COSMETICS," SOCIEDAD ANONIMA DE CAPITAL VARIABLE, que se consigna al tenor de los antecedentes y clausulas siguientes:

                                  ANTECEDENTES

       I.   ESCRITURA CONSTITUTIVA.

       a).  ESCRITURA CONSTITUTIVA.  Por escritura numero veintitres mil
            ----------------------
setecientos uno, de fecha cuatro de diciembre de mil novecientos noventa y cinco, otorgada ante la fe del suscrito Notario, cuyo primer testimonio quedo instrito en el Registro Publico de Comercio de esta Ciudad, en el Folio Mercantil numero doscientos dos mil quinientos treinta y siete, el dia primero de febrero de mil novecientos noventa y seis, por comparecencia de sus fundadores y previo el permiso otorgado por la Secretaria de Relaciones Exteriores, se constituyo la Sociedad Mercantil en forma de Anonima de capital variable, bajo la denominacion de "COMERCIALIZADORA JAFRA", con domicilio en Mexico, Distrito Federal, clausula de admision de extranjeros, duracion de CIENTO CINCUENTA ANOS y capital social de CINCUENTA MIL NEUVOS PESOS, MONEDA NACIONAL, (actualmente CINCUENTA MIL PESOS, MONEDA NACIONAL); de dicho instrumento copio en su parte conducente como sigue:

" ARTICULO III. La sociedad tendra por objeto: a). El ejercicio del comercio en general, incluyendo la manufactura, comercio, y distribucion de toda clase de articulos para el cuidado e higiene personal, para la salud y belleza, productos de tocador, perfumes y cosmeticos, articulos de joyeria, bisuteria y adorno personal, asi como cualesquiera otros productos relacionados con el cuidado, arreglo y vestido de la persona; b). Fabricar, exportar, importar, adquirir, enajenar, arrendar, subarrendar, dar y tomar en comodato todo tipo de mercaderias, equipos, maquinaria, implementos y efectos necesarios para realizar las actividades descritas en el parrafo a) que antecede, asi como para la realizacion de cualquier otra actividad mercantil; c). Adquirir acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresa, sociedad, organizacion y asociacion, tanto del pais como del extranjero; d). Vender, transferir, entragar y en cualquier otra forma permitida por la ley negociar con acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresas, sociedad organizacion y asociacion, tanto del pais como del extranjero; e) Recibir de otras sociedades y personas, asi como proporcionar a otras sociedades y personas todo tipo de servicios, tales como servicios administrativos, financerios, legales, de mercadeo y de tesoreria, incluyendo la preparacion de reportes y estados financieros, presupuestos, programas y manuales de operacion, asi como la evaluacion de resultados operacionales, evaluacion de productividad y posibilidades de financiamiento, incluyendo analisis de disponibilidad de capital; f). Establecer, arrendar, subarrendar, operar y poseer en cualquier forma permitida por la ley, oficinas, fabricas, talleres, bodegas, plantas, almacenes, tiendas y demas establecimientos necesarios para la realizacion del objeto social, asi como adquirir, enajenar y gravar toda clase de negociaciones industriales y comerciales; incluyendo acciones, participaciones e instrumentos por ellas emitidos; g). Solicitar, obtener, registrar, comprar, utilizar ceder o en cualquier otra forma disponer y adquirir marcas, nombres comerciales, derechos de autor, patentes y derechos sobre invenciones y procesos; h). Establecer sucursales, subsidiarias, agencias y oficinas de representacion en Mexico y en el extranjero; i). Representar y actuar como agente, en la Republica Mexicana y en el extranjero, de empresas industriales, comerciales y de servicios, sean nacionales o extranjeras; j). Adquirir, poseer, arrendar, subarrendar, comprar, vender, permutar, donar y negociar en cualquier otra forma permitida por la ley con bienes muebles, inmuebles, incluyendo la adquisicion, establecimiento y operacion de laboratorios de investigacion; k). Proporcionar toda clase de servicios tecnicos, administrativos, de asesoria y de supervision a empresas industriales y comerciales, tanto en Mexico como en el extranjero, y recibir dichos servicios; l). Proporcionar y recibir servicios de maquila y de fabricacion o procesamiento de materiales a y de toda clase de entidades y negocios industriales y comerciales; m). Dar y tomar dinero en prestamo con o sin garantias de cualquier tipo, emitir bonos, obligaciones y demas titulos de credito con la supervision e intervencion de las instituciones que en cada caso se requiera de acuerdo con la ley; n). Garantizar obligaciones de terceros; y
o). En general, realizar todo clase de actos y celebrar toda clase de contratos, sean civiles o mercantiles, permitidos por la ley. ASAMBLEAS GENERALES DE
                                                   ----------------------
ACCIONISTAS ARTICULO XIX. Las Asambleas Generales de Accionistas, se celebraran
------------------------
en el domicilio de la sociedad. Seran Extraordinarias las Asambleas convocadas para tratar cualquiera de los asunto incluidos en el articulo ciento ochenta y dos de la Ley General Sociedades Mercantiles. Todas las demas Asambleas seran Ordinarias. ARTICULO XX. Las convocatorias para Asambleas de Accionistas deberan ser expedidas por el Administrador Unico o por el Presidente o el Secretario del Consejo de Administracion sea el caso, o, en la medida en que lo permita la ley, por el Comisario o Comisarios. Sin embargo, los accionistas que representen cuando menos el treinta y tres por ciento del capital social podran solicitar por escrito, en cualquier tiempo, que el Administrador

Unico o el Consejo de Administracion, segun sea el caso, o los Comisarios, convoquen a Asamblea General de Accionistas, para tratar los asuntos especificiados en su solicitud. Cualquier accionistas titular de una o mas acciones tendra el mismo derecho en cualquiera de los casos senalados en le articulo ciento ochenta y cinco de la Ley General de Sociedades
Mercantiles. Si el Administrador Unico, el Presidente o el Secretario del Consejo de Administracion, segun sea el caso, o los Comisarios, no expidieren la convocatoria dentro de los quince dias siguientes a la fecha de la solicitud, un Juez de lo Civil o de Distrito del domicilio de la sociedad hara la convocatoria a peticion de cualquier accionista interesado, debiendo exhibir sus acciones para tal efecto, de conformidad con lo previsto por la Ley. ARTICULO XXI. Las convocatorias para Asambleas se publicaran en el Diario Oficial de la Federacion
o en uno de los diarios de mayor circulacion del domicilio de la sociedad con por lo menos siete dias de anticipacion a la fecha fijada para la Asamblea. Ademas, las convocatorias se notificaran por carta a los accionistas, que se enviaran por correo certificado, con anterioridad a la fecha de publicacion de la convocatoria a las direcciones que aparezcan en el libro de Registro de Acciones de la sociedad. Tratandose de accionistas domiciliados en el extranjero, dichas cartas se enviaran por correo aereo certificado. Las convocatorias contendran el Orden del Dia y estaran firmadas por quien las expida. ARTICULO XXII. Las Asambleas podran celebrarse sin previa publiciacion de convocatoria si el capital social esta representado en su totalidad y participa al momento de la votacion.

ARTICULO XXIII. Solo los accionistas que aparezcan inscritos en el Libro de Registro de Acciones de la sociedad como titulares de una o mas acciones seran emitidos en Asambleas Generales de Accionistas. ARTICULO XXIV. Los accionistas podran ser representados en Asambleas por la persona o personas que designen mediante carta poder firmada ante dos testigos, o por cualqier otra forma de mandato conferido de acuerdo con la ley. ARTICULO XXV. Las actas de Asambleas se transcribiran a un libro especialmente autorizado y deberan ser firmadas por las personas que hayan fungido como Presidente y Secretario de la Asamblea, asi como por los Comisarios presentes y por los accionistas o representantes de accionistas que desearen firmar. ARTICULO XXVI. Las Asambleas seran presididas por el Administrador Unico o por el Presidente del Consejo de Administracion segun sea el caso. Sin embargo, en caso de que quien desempene alguno de los cargos mencionados estuviere ausente, la Asamblea en cuestion sera presidida por la persona que se designe por resolucion de la propia Asamblea. El Secretario del Consejo de Administracion actuara como Secretario de las Asambleas Generales de Accionistas; sin embargo, en su ausencia, actuara como tal la persona designada por resolucion de la Asamblea. ARTICULO XXVII. Las Asambleas Generales Ordinarias se celebraran cuando menos una vez al ano dentro de los cuatro meses siguientes al cierre de cada ejercicio social. Ademas de los asuntos especificiados en el Orden del Dia, la Asamblea Ordinaria Anual debera discutir, aprobar o modificar el informe del Consejo de Administracion que incluya los informes y estados financieros a que se refiere el encunciado general del articulo ciento setenta y dos de la Ley General de Sociedades Mercantiles, tomando en cuenta el informe del Comisario o Comisarios, y adoptar las medidas que juzgue oportunos; designar al Admnistrador Unico o a los miembros del Consejo de Administracion, segun sea el caso, y al Comario o Comisarios, asi como determinar las remuneraciones al Administrador Unico o a los miembros del Consejo de Administracion y a los Comisarios. ARTICULO XXVIII. Para que sean validas las Asambleas Generales Ordinarias de Accionistas celebradas en virtud de primera o ulterior convocatoria deberan reunir la presencia de, por lo menos, el cincuenta por ciento de los acciones representativas del capital social. ARTICULO XXIX. Para que sean validas las Asambleas Generales Extraodinarias de Accinostas celebradas en virtud de primera convocatoria, deberan renir, por lo menos, la prescencia del setenta y cinco por ciento de las acciones representativas del capital social. En caso de segundo o ulterior convoctoria, la Asamblea se considera legalmente instalada si estuviere presente, cuando menos, el cincuenta por ciento de las acciones representativas del capital social. ARTICULO XXX. Tratandose de Asambleas Generales Ordinarias, las resoluciones en ellas adoptadas seran validas cuando se emita voto favorable por la mayoria de la acciones presentes, siempre y cuando hubiere existido quorum de presencia en los terminos del articulo XXVIII (veintiocho romano) de los estatutos sociales. En el caso de Asambleas Generales Extraordinarias, sus resoluciones seran validas cuando sean adoptadas por el voto favorable de las acciones que representen, cuando menos, el cincuenta por ciento de las acciones que integren el capital social. ARTICULO
XXXI. Conforme a lo dispuesto en el articulo ciento setenta y ocho de la Ley General de Sociedades Mercantiles, podran validamente los accionistas adoptar resoluciones sin la celebracion de Asamblea, siempre y cuando tales resoluciones consten por escrito firmado por todos los accionistas titulares de la totalidad de las acciones con derecho a voto representativas del capital de la sociedad. En todo caso sera responsabilidad de quien desempene el cargo de Secretario del Consejo de Administracion cerciorarse de la autenticidad de tales escritos, de su formalizacion y de su conservacion."

       II. ACTA DE ASAMBLEA QUE SE PROTOCOLIZA. Los accionistas de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, se reunieron el dia cinco de enero de mil novecientos noventa y seis, con el objeto de celebrar una Asamblea General Extraordinaria de Accionistas, la cual obra asentada de la foja dos a la seis, del libro de actas de Asambleas de la Sociedad.

       A continuacion transcribo en lo conducente el acta de Asamblea mencionada que es del tenor literal siguiente:

       "En el Distrito Federal, Mexico, a las 10:00 del 5 de enero de 1996, se reunieron en el domicilio social de COMERCIALIZADORA JAFRA, S.A. DE C.V., el senor Ramiro Rangel Sanchez, en representacion de Grupo Jafra, S.A. de C.V. y la senorita Araceli Lugo Vega, en representacion de Prodenob, S.A. de C.V., con objeto de celebrar ASAMBLEA GENERAL EXTRAORDINARIA DE ACCIONISTAS DE

COMERCIALIZADORA JAFRA, S.A. DE C.V., a la que fueron previa y oportunamente convocados. Estuvieron tambien presentes los senores Alberto Mena Adame, Secretario del Consejo de Administracion de la sociedad y Fernando Holguin Maillard, Comisario de la misma.

       Por designacion unanime de los representantes de los accionistas presentes fungio como Presidente de la Asamblea el senor Ramiro Rangel Sanchez y como Secretario el del propio Consejo de Administracion, senor Alberto Mena Adame.

       El Presidente designo escrutador a la senorita Araceli Lugo Vega, quien, despues de aceptar su cargo y de revisar los instrumentos conteniendo los mandatos de los representantes de los accionistas y el Libro de Registro de Acciones que la sociedad lleva en terminos de los dispuesto por e1 articulo 128 de la Ley General de Sociedades Mercantiles, certifico, en union del Secretario y del Comisario, que se encontraban debidamente representadas en la Asamblea la totalidad de las acciones de la sociedad actualmente en circulacion, distribuidas en la siguiente forma:

ACCIONISTA                      ACCIONES  VOTOS
----------                      --------  -----

                                SERIE "A"
                                ---------

Grupo Jafra, S.A. de C.V.
representada por el senor
Ramiro Rangel Sanchez                 49     49
Prodenob, S.A. de C.V.
representada por la senorita
Araceli Lugo Vega                      1      1
                                      --     --
                  T O T A L           50     50
                                      --     --

       En virtud de encontrarse debidamente representada en la Asamblea la totalidad de las acciones emitidas por la sociedad actualmente en circulacion, el Presidente declaro la misma legalmente instalada, no obstante no haberse publicado la convocatoria respectiva, con fundamento en los articulo 188 de la Ley General de Sociedades Mercantiles y vigesimo segundo de los estatutos de la sociedad.

       La Asamblea, por unanimidad de votos, aprobo la declaratoria anterior y procedio a desahogar los asuntos contenidos en el siguiente.

                                 ORDEN DEL DIA

       I.   Cambio de la denominacion social.

       II. Designacion de delegados para la formalizacion de las resoluciones adoptadas por la Asamblea.

       PUNTO UNO. En desahogo del primer punto del Orden del Dia el Presidente expuso a la Asamblea las razones por las que se estima conveniente el cambio de denominacion de 1a sociedad de COMERCIALIZADORA JAFRA, S.A. DE C.V. A JAFRA COSMETICS, S.A. DE C.V., con efectos a partir del 5 de enero de 1996.

       El presidente agrego que, en caso de resolverse formalmente la modificacion propuesta, procede reformar el articulo primero de los estatutos sociales en los terminos de proyecto de texto de dicho articulo que circulo previamente entre los presentes, al cual dio lectura.

       Continuo exponiendo el senor Ramiro Rangel Sanchez que, por su parte, la Secretaria de Relaciones Exteriores otorgo el 6 de diciembre de 1995 el permiso 9035587 autorizando e1 cambio de denominacion de la sociedad a JAFRA COSMETICS, S.A. DE C.V.

       Despues de considerar lo anterior, por el voto unanime de la totalidad de las 50 (cincuenta) acciones representativas del capital social de
COMERCIALIZADORA JAFRA, S.A. DE C.V., las que representan el 100% (cien por ciento) de dicho capital social, se adoptaron las siguientes.

                                  RESOLUCIONES

       "1. Con efectos a partir del 5 de enero de 1996 se resuelve el cambio de denominacion de la sociedad COMERCIALIZADORA JAFRA, a JAFRA

COSMETICS, denominacion social que ira seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE", o de su abreviatura "S.A. DE C.V."."

        "2. Con efectos a partir del 5 de enero de 1996 se modifica el articulo primero de los estatutos sociales de COMERCIALIZADORA JAFRA, S.A. DE C.V., para quedar redactado en los siguientes terminos:

       "ARTICULO 1.  La denominacion de la sociedad es "JAFRA COSMETICS", y
        ----------
debera ir siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE"
o de su abreviatura "S.A. de C.V."."

       PUNTO DOS. En desahogo del segundo punto del Orden del Dia, el Presidente hizo notar a los presentes la necesidad de designar a la persona o personas que, en representacion de la sociedad, habran de comparecer ante Notario Publico par protocolizar el acta que de esta Asamblea se levante, proponiendo se designe para tales fines a la senorita Elisa Iglesias Alvarez y a los senores Luis Alfonso Cervantes Muniz y Ramiro Rangel Sanchez, para actuar conjunta o separadamente, indistintamente.

       Despues de comentar lo anterior, por el voto unanime de la totalidad de las acciones en que se divide el capital social de COMERCIALIZADORA JAFRA, S.A. DE C.V., se adopto la siguiente.

                                   RESOLUCION

       "Se designan delegados de la sociedad a la senorita Elisa Iglesias Alvarez y a los senores Luis Alfonso Cervantes Muniz y Ramiro Rangel Sanchez para que, conjunta o separademente, indistintamente, cualquiera de ellos comparezca ante el Notario Publico de su eleccion a protocolizar el acta que de esta Asamblea se levante, asi como para que otorgue todos los documentos que fueren necesarios o convenientes para dar cumplimiento y formalizar las resoluciones adoptadas por esta Asamblea, y para que realice cuantos actos se requieran para que tales resoluciones cobren plena vigencia y surtan todos sus efectos".

       A continuacion el senor Alberto Mena Adame, en su caracter de Secretario de la Asamblea, hizo constar que durante el desarrollo de la misma y al momento de adoptarse todas y cada una de las resoluciones contenidas en esta acta, estuvieron debidamente representadas y participaron la totalidad de las acciones en que se divide el capital social de COMERCIALIZADORA JAFRA, S.A. DE C.V., actualmente en circulacion.

       Se anexan al expediente de esta acta, bajo la LETRA "A", las cartas poder
                                                     ---------
con las que los representantes de los accionistas acreditaron su representacion.

       A continuacion se suspendio la Asamblea para la redaccion de esta acta, la cual fue posteriormente leida y aprobada por todos los presentes, y firmada por todos los que en ella intervinieron.

       Se levanto la Asamblea a las 11:00 del 5 de enero de 1996.

       Ramiro Rangel Sanchez - en representacion de Grupo Jafra, S.A. de C.V. - Presidente - Alberto Mena Adame - Secretario - Araceli Lugo Vega - en representacion de Prodenob, S.A. de C.V. - Fernando Holguin Maillard - Comisario-Cuatro firmas ilegibles."

       El compareciente declara de manera expresa y bajo protesta de decir verdad, que el texto de la Asamblea antes transcrita y las firmas que la calzan, son autenticas.

       III. PERMISO DE RELACIONES EXTERIORES. "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, solicito y obtuvo de la Secretaria de Relaciones Exteriores el permiso para cambiar su denominacion por la de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, dicho permiso se agrega al apendice en el legajo marcado con el numero de este instrumento bajo la letra "A"; el cual copio a continuacion y es del tenor literal siguiente:

      PERMISO DE LA SECRETARIA DE RELACIONES EXTERIORES

       "Al margen superior izquierdo: Un Sello con el Escudo Nacional. Fuera del Sello: SECRETARIA DE RELACIONES EXTERIORES - MEXICO. Al margen superior derecho: PERMISO 09035587 - EXPEDIENTE 9509023626 - FOLIO 60360. Al centro: En atencion a la solicitud presentada por el C. LUIS ALFONSO CERVANTES MUNIZ en representacion de COMERCIALIZADORA JAFRA, SA DE CV - Esta Secretaria concede permiso para cambiar la denominacion. DE: COMERCIALIZADORA JAFRA, SA DE CV. A:
JAFRA COSMETICS, SA DE CV.

CONCEDIDO a la solicitante para reformar sus Estatutos Sociales en los terminos arriba especificados, en la inteligencia de que deberan contener la clausula a que alude el articulo 30 o el convenio que senala el articulo 31 del Reglamente de la Ley para Promover la Inversion Mexicana y Regular la Inversion Extranjera segun sea el caso. El Notario o Corredor Publico ante quien se haga uso de este permiso, debera dar aviso a la Secretaria de Relaciones Exteriores dentro de los noventa dias habiles a partir de la fecha de autorizacion de la escritura Publica correspondiente. Lo anterior se comunica con fundamento en los articulos 27, Fraccion I, de la Constitucion Politica de los Estados Unidos Mexicanos, 16 de la Ley de Inversion Extranjera y en los terminos del articulo 28 Fraccion V de la Ley Organica de la Administracion Publica Federal. Este permiso dejara de surtir efectos si no se hace uso del mismo dentro de los 90 dias habiles siguientes a la fecha de su expedicion, y se otorga sin perjuicio de lo dispuesto por el articulo 91 de la Ley de la Propiedad Industrial. TLATELOLCO D.F., a 06 de Diciembre de 1995. SUFRAGIO EFECTIVO. NO REELECCION. EL DIRECTOR DE PERMISOS DE ART. 27 CONSTITUCIONAL. LIC. CRISTINA ALCALA ROSETE. Rubrica. Un sello fechador. P.A-2. 0778".

       EXPUESTO LO QUE ANTECEDE, el compareciente otorga las siguientes:

                               C L A U S U L A S

       PRIMERA. El senor Licenciado LUIS ALFONSO CERVANTES MUNLZ, en representacion de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, como Delegado Especial de la Asamblea de fecha cinco de enero de mil novecientos noventa y seis, deja PROTOCOLIZADA para todos los efectos legales el Acta de la referida Asamblea, la cual ha quedado relacionada en el antecedente II (segundo romano) del presente instrumento.

       SEGUNDA. De conformidad con lo acordado en la Asamblea que se protocoliza, "COMERCIALIZADORA JAFRA," SOCIEDAD ANONIMA DE CAPITAL VARIABLE, representada por el Licenciado LUIS ALFONSO CERVANTES MUNIZ, en su caracter de Delegado Especial de la Asamblea, por el presente instrumento otorga:

       El cambio de denomacion de la sociedad de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, A "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, reformandose al efecto el articulo I (primero) de los Estatutos Sociales, para quedar redactado como sigue:

       "ARTICULO 1.  La denominacion de la sociedad es "JAFRA COSMETICS", y
        ----------
debera ir siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE"
o de su abreviatura "S.A. DE C.V." ."

                            P E R S O N A L I D A D

       El senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, acredita la personalidad que ostenta, declarando de manera expresa y bajo protesta de decir verdad, que no le ha sido revocada, suspensa ni limitada en forma alguna, asi como la existencia y capacidad legales de su representada, con lo relacionado e inserto en los antecedentes de este instrumento.

                               G E N E R A L E S

       El compareciente manifesto de manera expresa y bajo protesta de decir verdad, por sus generales ser: mexicano por nacimiento e hijo de padres mexicanos, originario de Mexico, Distrito Federal, donde nacio el dia dieciseis de noviembre de mil novecientos cincuenta y cinco, casado, abogado, con domicilio en la calle Campos Eliseos numero trescientos cuarenta y cinco, primer piso, Colonia Chapultepec Polanco, Distrito Federal.

       YO, EL NOTARIO CERTIFICO:

       I. Que conozco personalmente al compareciente y lo conceptuo legalmente capacitado para la celebracion de este acto.

       II. Que lo relacionado e inserto concuerda fielmente con sus originales a los que me remito y he tenido a la vista.

       III. Que devuelvo al compareciente el libro de actas exhibido, sellando la primera de las fojas en que se contiene el acta protocolizada en lo conducente.

       IV. Que leido este instrumento al compareciente y sin necesidad de explicarle el valor y las consecuencias legales de su contenido por ser perito en la materia, manifesto su conformidad y firma el dia de su otorgamiento.

       F I R M A : LUIS ALFONSO CERVANTES MUNIZ - Rubrica.

       ANTE MI, CARLOS ALEJANDRO DURAN LOERA - Rubrica. El sello de Autorizar "LIC. CARLOS ALEJANDRO DURAN LOERA. NOTARIA No. 11. MEXICO, DISTRITO FEDERAL. ESTADOS UNIDOS MEXICANOS".

       ACTO CONTINUO, AUTORIZO DEFINITIVAMENTE ESTE INSTRUMENTO FOR HABERSE CUMPLIDO LOS REQUISITOS LEGALES.

       CARLOS ALEJANDRO DURAN LOERA - Rubrica. El sello de Autorizar "LIC. CARLOS ALEJANDRO DURAN LOERA. NOTARIA No. 11. MEXICO, DISTRITO FEDERAL . ESTADOS UNIDOS MEXICANOS".

ES PRIMER TESTIMONIO QUE SE EXPIDE PARA "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, COMO INTERESADA. ESTA ESCRITO CON TINTA FIJA, COTEJADO Y VA EN OCHO FOJAS UTILES. DOY FE.

       MEXICO, DISTRITO FEDERAL, A NUEVE DE FEBRERO DE MIL NOVECIENTOS NOVENTA Y SEIS.

HOJA ANEXA UNICA Y EXCLUSIVAMENTE PARA EL SELLO DEL REGISTRO PUBLICO DE COMERCIO DE LA ESCRITURA NUMERO VEINTICUATRO MIL TRESCIENTOS TRES.

                       LIBRO NUMERO CIENTO CUARENTA Y UNO

       ESCRITURA NUMERO (4,454) CUATRO MIL CUATROCIENTOS CINCUENTA Y CUATRO.

       EN MEXICO, DISTRITO FEDERAL, a los tres dias del mes de octubre de mil novecientos noventa y seis, Yo, el Licenciado CARLOS ANTONIO REA FIELD, titular de la Notaria ciento ochenta y siete del Distrito Federal, hago constar que ante mi comparece: el senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, en su caracter de Delegado Especial de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, y expone que formaliza la PROTOCOLIZACION PARCIAL DE UN ACTA DE ASAMBLEA GENERAL ORDINARIA Y EXTRAORDINARIA, celebrada por los accionistas de la expresada Sociedad, el dia treinta y uno mayo de mil novecientos noventa y seis, que se contiene en los antecedentes y clausulas siguientes:

                            A N T E C E D E N T E S

       I. ESCRITURA CONSTITUTIVA. Por escritura numero veintitres mil setecientos uno, de fecha cuatro de diciembre de mil novecientos noventa y
cinco,   otorgada ante el Licenciado Carlos Alejandro Duran Loera,  titular de la Notaria once del Distrito Federal, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio de esta ciudad, el primero de febrero de mil novecientos noventa y seis, en el folio mercantil numero doscientos dos mil quinientos treinta y siete, previo permiso concedido por la Secretaria de Relaciones Exteriores marcado con el numero cero nueve

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millones veinticuatro mil cuatrocientos ochenta y cinco, expediente numero nueve mil quinientos nueve millones veintitres mil seiscientos veintiseis, se hizo constar el contrato de Sociedad, en virtud del cual se constituyo "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, con domicilio en el Distrito Federal, una duracion de CIENTO CINCUENTA anos, capital fijo sin derecho a retiro de CINCUENTA MIL NUEVOS PESOS, Moneda Nacional, actualmente CINCUENTA MIL PESOS, Moneda Nacional, con clausula de admision de extraneros y el objeto social que consta en el instrumento que se viene relacionando, del cual en lo conducente copio lo siguiente: "....ESTATUTOS. NOMBRE, DOMICILIO,
OBJETO Y DURACION. ARTICULO I. La denominacion de la sociedad es "COMERCIALIZADORA JAFRA" y debera ir siempre seguida de las palabras "SOCIEDAD
ANONIMA DE CAP'ITAL VARIABLE" o de su abreviatura "S.A. de C.V."....ARTICULO
III. La sociedad tendra por objeto: a). El ejercicio del comercio en general, incluyendo la manufactura, comercio y distribucion de toda clase de articulos para el cuidado e higiene personal, para la salud y belleza, productos de tocador, perfumes y cosmeticos, articulos de joyeria, bisuteria y adorno personal, asi como cualesquiera otros productos relacionados con el cuidado, arreglo y vestido de la persona; b). Fabricar, exportar, importar, adquirir, enajenar, arrendar, subarrendar, dar y tomar en comodato todo tipo de mercaderias, equipos, maquinaria, implementos y efectos necesarios para realizar las actividades descritas en el parrafo a) que antecede, asi como

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para la realizacion de cualquier otra actividad mercantil; c). Adquirir acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresa, sociedad, organizacion y asociacion, tanto del pais como del extranjero; d). Vender, transferir, entregar y en cualquier otra forma permitida por la ley negociar con acciones, partes sociales, certificados de participacion y constancias de interes que acrediten inversion en cualquier tipo de empresas, sociedad organizacion y asociacion, tanto del pais como del extranjero; e). Recibir de otras sociedades y personas, asi como proporcionar a otras sociedades y personas todo tipo de servicios, tales como servicios administrativos, financieros, legales, de mercadero y de tesoreria, incluyendo la preparacion de reportes y estados financieros, presupuestos, programas y manuales de operacion, asi como la evalucion de resultados operacionales, evaluacion de productividad y posibilidades de financiamiento, incluyendo analisis de disponibilidad de capital; f). Establecer, arrendar, subarrendar, operar y poseer en cualquier forma permitida por la ley, oficinas, fabricas, talleres, bodegas, plantas, almacenes, tiendas y demas establecimientos necesarios para la realizacion del objeto social, asi como adquirir, enajenar y gravar toda clase de negociaciones industriales y comerciales; incluyendo acciones, participaciones e instrumentos por ellas emitidos; g). Solicitar, obtener, registrar, comprar, utilizar, ceder
o en cualquier otra forma disponer y adquirir marcas, nombres comerciales, derechos de autor, patentes y derechos sobre invenciones y procesos; h). Establecer sucursales, subsidiarias, agencias y oficinas de representacion en

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Mexico y en el extranjero; i). Representar y actuar como agente, en la Republica
Mexicana y en el extranjero, de empresas industriales, comerciales y de servicios, sean nacionales o extranjeras; j). Adquirir, poseer, arrendar, subarrendar, comprar, vender, permutar, donar y negociar en cualquier otra forma permitida por la ley con bienes muebles, inmuebles, incluyendo la adquisicion, establecimiento y operacion de laboratorios de investigacion; k). Proporcionar toda clase de servicios tecnicos, administrativos, de asesoria y de supervision a empresas industriales y comerciales, tanto en Mexico como en el extranjero, y recibir dichos servicios; l). Proporcionar y recibir servicios de maquila y de fabricacion o procesamiento de materiales a y de toda clase de entidades y negocios industriales y comerciales; m). Dar y tomar dinero en prestamo con o sin garantias de cualquier tipo, emitir bonos, obligaciones y demas titulos de credito con la supervision e intervencion de las instituciones que en cada case se requiera de acuerdo con la ley; n). Garantizar obligaciones de terceros; y
o). En general, realizar toda clase de actos y celebrar toda clase de contratos, sean civiles o mercantiles, permitidos per la ley .... ASAMBLEAS GENERALES DE
ACCIONISTAS. ARTICULO XIX. Las Asambleas Generales de Accionistas, se celebraran en el domicilio de la sociedad. Seran Extraordinarias las Asambleas convocadas para tratar cualquiera de los asuntos incluidos en el articulo ciento ochenta y dos de la Ley General Sociedades (asi) Mercantiles. Todas las demas Asambleas seran Ordinarias. ARTICULO XX. Las convocatorias para Asambleas de Accionistas deberan ser

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expedidas por el Administrador Unico o por el Presidente o el Secretario del
Consejo de Administracion sea el caso, o, en la medida en que lo permita la ley, por el Comisario o Comisarios. Sin embargo, los accionistas que representen cuando menos el treinta y tres por ciento del capital social podran solicitar por escrito, en cualquier tiempo, que el Administrador Unico o el Consejo de Administracion, segun sea el caso, o los Comisarios, convoquen a Asamblea General de Accionistas, para tratar los asuntos especificados en su solicitud. Cualquier accionistas (asi) titular de una o mas acciones tendra el mismo derecho en cualquiera de los cases senalados en el articulo ciento ochenta y cinco de la Ley General de Sociedades Mercantiles. Si el Administrador Unico, el Presidente o el Secretario del Consejo de Administracion, segun sea el case,
o los Comisarios, no expidieren la convocatoria dentro de los quince dias siguientes a la fecha de la solicitud, un Juez de lo Civil o de Distrito del domicilio de la sociedad hara la convocatoria a peticion de cualquier accionista interesado, debiendo exhibir sus acciones para tal efecto, de conformidad con lo previsto por la Ley. ARTICULO XXI. Las convocatorias para Asambleas se publicaran en el Diario Oficial de la Federacion o en uno de los diarios de mayor circulacion del domicilio de la sociedad con por lo menos siete dias de anticipacion a la fecha fijada para la Asamblea. Ademas, las convocatorias se notificaran por carta a los accionistas, que se enviaran por correo certificado, con anterioridad a la fecha de publicacion de la convocatoria a las direcciones que aparezcan en el libro de Registro de Acciones de la sociedad. Tratandose de accionistas

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domiciliados en el extranjero, dichas cartas se enviaran por correo aereo certificado. Las convocatorias contendran el Orden del Dia y estaran firmadas por quien las expida. ARTICULO XXII. Las Asambleas podran celebrarse sin previa publicacion de convocatoria si el capital social esta representado en su totalidad y participa al momento de la votacion. ARTICULO XXIII. Solo los accionistas que aparezcan inscritos en el Libro de Acciones de la sociedad como titulares de una o mas acciones seran emitidos en Asambleas Generales de Accionistas. ARTICULO XXIV. Los accionistas podran ser representados en Asambleas por la persona o personas que designen mediante carta poder firmada ante dos testigos, o por cualqier (asi) otra forma de mandato conferido de acuerdo con la ley. ARTICULO XXV. Las actas de Asambleas se transcribiran a un libro especialmente autorizado y deberan ser firmadas por las personas que hayan fungido como Presidente y Secretario de la Asamblea, asi como por lo Comisarios presentes y por los accionistas o representantes de accionistas que desearen firmar. ARTICULO XXVI. Las Asambleas seran presididas por el Administrador Unico
o por el Presidente del Consejo de Administracion segun sea el caso. Sin embargo, en caso de que quien desempene alguno de los cargos mencionados estuviere ausente, la Asamblea en cuestion sea presidida por la persona que se designe por resolucion de la propria Asamblea. El Secretario del Consejo de Administracion actuara como Secretario de las Asembleas Generales de Accionistas; sin embargo, en ausencia, actuara como tal la persona designada por resolucion de la Asamblea. ARTICULO XXVII. Las Asambleas

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Generales Ordinarias se celebraran cuando menos una vez al ano dentro de los cuatro meses siguientes al cierre de cade ejercicio social. Ademas de los asuntos especificados en el Orden del Dia, la Asamblea Ordinaria Anual debera discutir, aprobar o modificar el informe del Consejo de Administracion que incluya los informes y estados financieros a que se refiere el enunciado general de articulo ciento setenta y dos de la Ley General de Sociedades Mercantiles, tomando en cuenta el informe del Comisario o Comisarios, y adoptar las medidas que juzgue oportunos; designar al Administrador Unico o a los miembros del Consejo de Administracion, segun sea el caso, y al Comisario o Comisarios, asi como determinar las remuneraciones al Administrador Unico o a los miembros del Consejo de Administracion y a los Comisarios. ARTICULO XXVIII. Para que sean validas las Asambleas Generales Ordinarias de Accionistas celebradas en virtud de primera o ulterior convocatoria deberan reunir la presencia de por lo menos, el cincuenta por ciento de los (asi) acciones representativas del capital social. ARTICULO XXIX. Para que sean validas las Asambleas Generales Extraordinarias de Accionistas celebradas en virtud de primera convocatoria, deberan renir (asi), por lo menos, la presencia del setenta y cinco por ciento de las acciones representativas del capital social. En caso de segunda o ulterior convocatoria, la asembla se considera legalmente instalada si estuviere presente, cuando menos, el cincuenta por ciento de las acciones representativas del capital social. ARTICULO XXX. Tratandose de Asambleas Generales Ordinarias, las resoluciones en ellas adoptadas seran validas cuando se emita

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voto favorable por la mayoria de las acciones presentes, siempre y cuando hubiere existido quorum de presencia en los terminos del articulo XXVIII (veintiocho romano) de los estatutos sociales. En el caso de Asambleas Generales Extraordinarias, sus resoluciones seran validas cuando sean adoptadas por el voto favorable de las acciones que representen, cuando menos, el cincuenta por ciento de las acciones que integren el capital social. INFORMACION FINANCIERA. ARTICULO XXXII. Dentro de los cuatro meses siguientes al cierre de cada ejercicio social, el administrador Unico o el Consejo de Administracion, en su caso, formulara los siguientes estados financieros, los que deberan contener toda la informacion que sea necesaria para reflejar el estado que guarda la situacion financiera y operativa de la socieadad, en terminos del enunciado general del articulo ciento setenta y dos de la Ley General de Sociedades
Mercantiles: a) Estado de situacion financiera a la fecha de cierre del ejercicio social; b) Estado que muestra debidamente explicados y clasificados los resultados de la socieded durante el ejercicio; c) Estado que muestre los cambios en la situacion financiera ocurridos durante el ejercicio social; d) Estado que muestre los cambios en las partidas que integran el capital contable ocurridos durante el ejercicio social; y e) Las notas complementarias o aclaratorias a los estados financieros anteriores. ARTICULO XXXIII. Los estados financieros, junto con los documentos justificativos, deberan ser entregados al Comisario o Comisarios con un mes de anticipacion, cuando menos, a la fecha fijada para la Asamblea General Anual Ordinaria de Accionistas que sea convocada

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

para resolver sobre los mismos. ARTICLUO XXXIV. Dentro de los quince dias siguientes a la fecha en que les hayan sido entregados los estados financieros, los Comisarios deberan entregar al Administrador Unico o al Consejo de Administracion, segun sea el caso, un informe para los accionistas respecto de la veracidad, suficiencia y razonabilidad de la informacion que les haya sido presentada por el Consejo de Administracion o por el Administrador Unico. Dichos documentos quedaran en poder del Administrador Unico o el Consejo de Administracion, segun sea el caso, a disposicion de los accionistas, para su revision, por lo menos durante los quince dias anteriores a la fecha senalada para la Asamblea General Ordinaria Anual de Accionistas. Los estados financieros, una vez aprobados, deberan mandarse publicar y depositar en la forma y terminos previstos en el articulo ciento setenta y siete de la Ley General de Sociedades Mercantiles. ARTICULO XXXV. Las utilidades netas de cada ejercicio social seran distribuidas de la siguiente manera: a) El cinco por ciento para constituir y, si fuese necesario para reconstituir el fondo de reserva legal, hasta que sea igual, a cuando menos, el veinte por ciento del capital social. b) El saldo de las utilidades netas se aplicara segun lo determine la Asamblea General Ordinaria de Accionistas. ARTICULO XXXVI. Las perdidas, si las hubiere, seran reportadas primeramente por los fondos de reserva y, si estos fueren insuficientes, por el capital social pagado, en el entendido de que la responsabilidad de los accionistas en relacion a las obligaciones de la sociedad estara limitada al pago del valor nominal de sus respectivas acciones......".

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

  II. CAMBIO DE DENOMINACION. Por escritura numero veinticuatro mil trescientos tres, de fecha nueve de febrero de mil novecientos noventa y seis, otorgada ante el mismo Notario que la anterior, inscrito su primer testimonio en el Registro Publico de la Propiedad y de Comercio de esta ciudad, el cinco de marzo de mil novecientos noventa y seis, en el folio mercantil doscientos dos mil quinientos treinta y siete, previo permiso concedido por la Secretaria de Relaciones Exteriores marcado con el numero cero nueve millones treinta y cinco mil quinientos ochenta y siete, expediente numero nueve mil quinientos nueve millones vientitres mil seiscientos veintiseis, se hizo constar la Protocolizacion del acta de la Asamblea General Estraordinarioa, celebrada por los accionistas de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE
CAPITAL VARIABLE, el dia cinco de enero de mil novecientos noventa y seis, e la cual, entre otros, se tomo el acuerdo de cambiar la denominacion por la de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, reformandose al efecto el Articulo Primero de los estatutos sociales.

       III. ACTA QUE SE PROTOCOLIZA PARCIALMENTE. El compareciente me exhibe el libro de Actas de Asambleas Generales de "COMERCIALIZADORA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, en el que de la foja siete a la diecinueve, inclusive, consta un acta de la Asamblea General Ordinaria y Extraordinaria, celebrada por los accionistas de la expresada sociedad, el dia treinta y uno

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de mayo de mil novacientos noventa y seis, de la cual en lo conducente copio lo siguiente:

  "En el Distrito Federal, Mexico , a las 17:00 del 31 de mayo de 1996, se reunieron domicilio social de JAFRA COSMETICS, S.A. DE C.V., la senorita Elisa Iglesias Alarez, en representacion de Grupo Jafra, S.A. de C.V., y el senor Luis Alfonso Cervantes Muniz, en representatcion de Prodenob, S.A. de C.V., con objeto de celebrar la ASAMBLEA GENERAL ORDINARIA Y EXTRAORDINARIA DE ACCIONISTAS de JAFRA COSMETICS, S.A. DE C.V., a la que fueron previa y oportunamente convocados. Estuvieron tambien presentes los senores Alfredo Munda Tabusso y Alberto Mena Adame, Presidente y Secretario del Consejo de Administration, respectivamente, de la sociedad, y Fernando Holguin Maillard, Comisario de la misma. Fungio como Presidente de la Asambea de del Consejo de Administracion de la sociedad, senor Alfred Munda Tabusso, y como Secretario el del propio Consejo de Administracion, senor Alberto Mena Adame. El Presidente designo escrutadores a la senorita Elisa Iglesias Alvarez y al senor Luis Alfonso Cervantes Muniz quienes, depues de aceptar sus cargos y de revisar los instrumentos conteniendo los mandatos de los representantes de los accionistas y el Libro de Registro de Acciones que la sociedad lleva en terminos de lo dispuesto por el articulo 128 de la Ley General de Sociedades Mercantiles, certificaron, en union del Comisario, que se encontraba debidamente

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representada en la Asamblea la totalidad de las acciones de la sociedad actualmente en circulacion, distribuidas en la siguiente forma:

             ACCIONISTA               ACCIONES   VOTOS
                                      SERIE "A"

Grupo Jafra, S.A. de C.V.,               49       49
representada por la senorita Elisa
 Iglesias Alvarez
Prodenob, S.A. de C.V.                    1        1
representada por el senor                --       --
Luis Alfonso Cervantes Muniz
                         TOTAL           50       50

  En virtud de encontrarse representada en la Asamblea la totalidad de las acciones emitidas por la sociedad actualmente en circulacion, el Presidente declaro la misma legalmente instalada, no obstante no haberse publicado la convocatoria respectiva, con funamento en los articulos 188 de la Ley General de Sociedades Mercantiles y vigesimo segundo de los estatutos de la sociedad. Los representantes de los accionistas presentes, por unanimidad de votos, aprobaron la declaratoria anterio y procedieron a desahogar los asuntos contenidos en el siguiente: ORDEN DEL DIA. I. Cambio de la denominacion social de la sociedad y modificacion del articulo primero de los estatutos sociales. II. Autorizacion para la consolidacion del resultado fiscal de la sociedad como sociedad controlada en los terminos del articulo 57-A y siguientes de la Ley del Impuesto sorba la Renta....V. Designacion de delegados para la formalizacion de las resoluciones adoptadas por la Asamblea. PUNTO UNO. En desahogo del primer punto del Orden del Dia el Presidente expuso a la Asamblea las razones por las que se estima conveniente el cambio

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

de denominacion de la sociedad de JAFRA COSMETICS, S.A. DE C.V., a CONSULTORIA JAFRA, S.A. DE C.V., con efectos a partir del 10 de agosto de 1996. El Presidente agrego que, en caso de resolverse la modificacion propuesta, procede la reforma del articulo primero de los estatutos sociales en los terminos del texto de dicho articulo que en proyecto se circulo previamente entre los presentes, al cual dio lectura. Continuo exponiendo el Presidente que el cambio de denominacion de la sociedad a CONSULTORIA JAFRA, S.A. DE C.V. quedaria sujeto a la condicion suspensiva de que la Secretaria de Relaciones Exteriores expida el permiso correspondiente. Despues de considerar lo anterior, por el voto unanime de la totalidad de las 50 (cincuenta) acciones representantivas del capital social de JAFRA COSMETICS, S.A. DE C.V., las que representan el 100% (cien por ciento) de dicho capital social, se adoptaron las siguientes. RESOLUCIONES. "1. Con efectos a partir del 10 de agosto de 1996 se resuelve el cambio de denominacion de la sociedad de JAFRA COSMETIC a CONSULTORIA JAFRA, denominacion social que ira siempre seguida de las palabras "SOCIEDAD
ANONIMA DE CAPITAL VARIABLE," o de su abreviatura "S.A. de C.V.", sujeto a la condicion suspensiva de que la Secretaria de Relaciones Exteriores expida el permiso correspondiente." "2. Con efectos a partir del 10 de agosto de 1996 se modifica el articulo primero de los estatutos sociales de JAFRA COSMETICS, S.A. DE C.V., para quedar redactado en los siguientes terminos: "ARTICULO I. La denominacion de la sociedad es "CONSULTORIA JAFRA," y devera ir siempre seguida de las palabras

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"SOCIEDAD ANONIMA DE CAPITAL VARIABLE" o de su abreviatura "S.A. de C.V." La modificacion estatutaria en cuestion queda sujeta a la condicion suspensiva de que la Secretaria de Relaciones Exteriores expida el permiso correspondiente." PUNTO DOS. En desahogo del segundo punto del Orden del Dia el Presidente expuso a la Asamblea las razones por pas que se estima conveniente que la sociedad consolide su resultado fiscal como sociedad contralada con GRUPO JAFRA, S.A. DE C.V., como sociedad controladora, en los terminos previstos en los articulos 57-A siguientes de la Ley del Impuesto sobre la Renta, y 51 y siguientes del Reglamento de dicha Ley en vigor, precisando que conviene que esta Asamblea autorice expresamente dicha consolidacion y designe a un representante que, en nombre y representacion de la sociedad, suscriba la conformidad con la consolidacion fiscal, en los terminos del articulo 57-B, inciso IV de la citada Ley. Asimismo, el Presidente manifesto que las Assamblea requiere aprobar que la sociedad dictamine susestados financieros para efectos fiscales por contador publico, en los terminos del Codigo Fiscal de la Federacion durante los ejercicios por los que opte por el regimen de consolidacion. Despues de comentar lo expuesto por la Presidente (asi), los representantes de accionistas presentes, por unanimidad de votos, adoptaron las siguientes. RESOLUCIONES. "1. Se autoriza expresamente y se resuelve en esta acto la consolidacion del resultado fiscal de JAFRA COSMETICS, S.A. DE C.V. (con efectos a partir del 10 de agosto de 1996 CONSULTORIA JAFRA, S.A. DE C.V., como sociedad controlada, con GRUPO

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

JAFRA, S.A. DE C.V. como sociedad controladora, en los terminos de lo previsto en los articulos 57-A siguientes de la Ley del Impuesto sobre la Renta, y 51 y siguientes del Reglamento de dicha Ley, en vigor, siempre y cuando, y en la medida en que, las autoridades fiscales correspondientes autoricen tal consolidacion.". "2. Se autoriza a los senores Michael Anthony DiGregorio DiMaio y Juan Humberto Rodriguez Acevedo para que conjunta o separadamente, indistintamente, suscriba en nombre de JAFRA COSMETICS, S.A. DE C.V. (con efectos a partir del 10 de agosto de 1996 CONSULTORIA JAFRA, S.A. DE C.V.) la conformidad para consolidar los resultados fiscales de esta empresa, como sociedad controlada, con los de GRUPO JAFRA, S.A. DE C.V. como sociedad controladora, y con las demas empresas filiales y subsidiarias de esta ultima como sociedades controladas, en los terminos de lo previsto en los articulos 57-A y siguientes de la Ley del Impuesto sobre la Renta y 51 y siguientes del Reglamento de dicha Ley en vigor.". "3. Se aprueba que JAFRA COSMETICS, S.A. DE C.V. dictamine sus estados financieros para efectos fiscales por contador publico, en los terminos del Codigo Fiscal de la Federacion durante los ejercicios por los que opte por el regimen de consolidacion.". PUNTO CINCO. En desahogo del quinto punto de Orden del Dia, el Presidente hizo notar a los presentes la necesidad de designar a la persona o personas que, en representacion de la sociedad, habran de comparecer ante Notario Publico para protocolizar total o parcialmente el acta que de esta Asamblea se levante, proponiendo se designe para tales fines a las senoritas Elisa Iglesias Alvarez y Araceli Lugo Vega y a los

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

senores Luis Alfonso Cervantes Muniz y Ramiro Rangel Sanchez, para actuar conjunto a separadamente, indistintamente. Despues de comentar lo anterior, por el voto unanime de la totalidad de los representantes de los accionistas presentes de JAFRA COSMETICS, S.A. DE C.V. (con efectos a partir del 10 de agosto de 1996 CONSULTORIA JAFRA, S.A. DE C.V.) se adopto la siguiente. RESOLUCION. "Se designan delegados de la sociedad a las senoritas Elisa Iglesias Alvarez y Araceli Lugo Vega, y a los senores Luis Alfonso Cervantes Muniz y Ramiro Rangel Sanchez para que, cojunta o separadamente, indistintamente, cualquiera de ellos comparezca ante el Notario Publico de se eleccion a protocolizar total o parcialmente el acta que de esta Asamblea se levante, asi como para que otorgue todos los documentos que fueren necesarios o convenientes para dar cumplimiento y formalizar las resoluciones adoptadas por esta Asamblea, y para que realice cuantos actos se requieren para que tales resoluciones cobren plena vigencia y surtan todos sys efectos.". A continuacion el senor Alberto Mena Adame, en su caracter de Secretario de la Asamblea, hizo constar que durante el desarrollo de la misma y al momento de adoptarse todas y cada una de las resoluciones contenidas en esta acta, estuvieron debidamente representadas y participaron la totalidad de las acciones en que se divide el capital social de JAFRA COSMETICS, S.A. DE C.V., actualmente en circulacion. Se agregan al expediente de esta acta, como ANEXO UNICO, las cartas poser con las que los representantes de los accionistas acreditaron su representacion. A continuacion se suspendio la Asamblea para la redaccion de esta acta, la cual fue posteriormente leida y aprobada por todos los presentes, y firmada por el Presidente y el Secretario de la Asamblea y el Comisario de la sociedad. Se levanto la asamblea a las 18:00 del 31 de mayo de 1996. Una firma ilegible. Alberto Munda Tabusso. Presidente. Una firma ilegible. Alberto Mena Adame. Secretario. Una firma ilegible. Elisa Iglesias Alvarez, en representacion de Grupo Jafra, S.A. de C. V. Una firma ilegible. Luis Alfonso Cervantes Muniz, en representacion de Prodenob, S.A. de C.V. Una firma ilegible. Fernando Holguin Mailland Comisario."

  IV. RELACION DEL PERMISO DE LA SECRETARIA DE RELACIONES EXTERIORES. Se solicito y obtuvo el permiso respectivo de la Secretario de Relaciones Exteriores, expedido con fecho cinco de septiembre de mil novecientos noventa y seis, marcado con el numero nueve millones veintinueve mil novecienta y cinco expediente nueve mil quinientos nueve millones vientitres mil seiscientos veintiseis, mismo que se agrega al apendice de este instrumento un una foja util y con la letra "A", siendo dicho permiso del tenor literal siguiente:

  "AL MARGEN SUPERIOR IZQUIERDO UN SELLO CON EL ESCUDO NACIONAL QUE DICE:
SECRETARIA DE RELACIONES EXTERIORES. MEXICO. AL MARGEN SUPERIOR DERECHO DICE:
PERMISO 09029095 -EXPEDIENTE 9509023626. FOLIO 29194. AL CENTRO DICE: En atencion a la solicitud presentada por el C. LUIS ALFONSO CERVANTES MUNIZ, en representacion de JAFRA COSMETICS, S.A. DE C.V. Esta Secretaria concede permiso para cambiar la denominacion. DE: JAFRA COSMETICS, SA DE CV.A: CONSULTORIA JAFRA, SA DE CV. CONCEDIDO a la solicitante para reformar sus Estatutos Sociales in los terminos arriba especificos, en la inteligencia de que deberan contener la clausula a que alude el articulo 30 o el convenio que senala el articulo 31 del Reglamento de la Ley para promover la Inversion Mexicana y Regular la Inversion Extranjera segun sea el caso. El Notario o Corredor Publico ante quien se haga uso de este permiso, debera dar aviso a la Secretaria de Relaciones Experiores dentro de los noventa dias habiles a partir de la fecha de autorizacion de la Escritura Publica correspondiente. Lo anterior se comunica con fundamento en los articulo 27, Fraccion I, de la Constitucion Politica de los Estados Unidos Mexicanos, 16 de la Ley de Inversion Extranjera, y en los terminos del articulo 28 fraccion V de la Ley Organica de la Administracion Publica Federal. Este permiso dejara de surtir efectos si no se hace uso del mismo dentro de los 90 dias habiles siguientes a la fecha de expedicion y se otorga sin perjuicio de lo dispuesto por el articulo 91 de la Ley de la Propiedad Industrial. Tlatelolco, D.F., a 05 de Septiembre de 1996. SUFRAGIO EFECTIVO. NO REELECCION. EL DIRECTOR DE PERMISOS DE ART. 27 CONSTITUCIONAL. Una firma ilegible. LIC. CRISTINA ALCALA ROSETE. UN SELLO CON EL ESCUDO NACIONAL QUE DICE: ESTADOS UNIDOS MEXICANOS. SECRETARIA DE RELACIONES EXTERIORES. DIRECCION GENERAL DE ASUNTOS JURIDICOS."

  EXPUESTO LO ANTERIOR, EL COMPARECIENTE FORMALIZA LO QUE SE CONTIENE EN LAS
SIGUIENTES:

                               C L A U S U L A S

  PRIMERA. A solicitud del senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, en su caracter de Delegado Especial de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, y en cumplimiento del acuerdo respectivo, y en uso del permiso concedido al efecto por la Secretaria de Relaciones Exteriores, queda PROTOCOLIZADA en la presente, el Acta de la ASAMBLEA GENERAL ORDINARIA Y EXTRAORDINARIA, celebrada por los accionistas de la expresada sociedad, el dia treinta y uno de mayo de mil novecientos noventa y seis, que aparece transcrita en lo conducente en el antecedente tercero de esta escritura.

  SEGUNDA.  En consecuencia, se tienen por formalizados los siguientes acuerdos:

  A). Con efectos a partir del primero de agosto de mil novecientos noventa y seis, se resuleve el cambio de denominacion de la sociedad de "JAFRA COSMETICS" a "CONSULTORIA JAFRA," denominacion social que ira siempre seguida de las palabras" "SOCIEDAD ANONIMA DE CAPITAL VARIABLE", o de se abreviatura "S.A. de C.V."

  B). Con efectos a partir del primero de agosto de mil novecientos noventa y seis, se modifica el articulo primero de los Estatutos Sociales de "JAFRA COSMETICS",

SOCIEDAD ANONIMA DE CAPITAL VARIABLE, para quedar redactado en los siguientes terminos:

  "ARTICULO I. La denominacion de la sociedad es "CONSULTORIA JAFRA", y debera ir siempre seguida de las palabras "SOCIEDAD ANONIMA DE CAPITAL VARIABLE" o de su abreviatura "S.A. de C.V."

  C). Por autorizado expresamente y resuelto en este acto la consolidacion del resultado fiscal de "JAFRA COSMETICS", SOCIEDAD ANONIMA CAPITAL VARIABLE, con efectos a partir del primero de agosto de mil novecientos noventa y seis, "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, como sociedad controlada, con "GRUPO JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, como sociedad controladora, en los terminos de lo previsto en los articulos cincuenta y siete guion "A" y siguientes de la Ley del Impuesto sobre la Renta, y cincuenta y uno y siguientes del Reglamento de dicha Ley en vigor, siempre y cuando, y en la medida en que, las autoridades fiscales correspondientes autoricen tal consolidacion.

  D). Por autorizados a los senores MICHAEL ANTHONY DIGREGORIO DIMAIO y JUAN HUMBERTO RODRIGUEZ ACEVEDO para que conjunta o separadamente, indistintamente, suscriban en nombre de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, con efectos a partir del primero de agosto de mil novecientos noventa y seis, "CONSULTORIA JAFRA", SOCIEDAD

ANONIMA DE CAPITAL VARIABLE; la conformidad para consolidar los resultados fiscales de esta empresa, como sociedad controlada, con los de "GRUPO JAFRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, como sociedad controladora, y con las demas empresas filiales y subsidiarias de esta ultima como sociedades controladas, en los terminos de lo previsto en los articulos cincuenta y siete guion "A" y siguientes de la Ley del Impuesto sobre la Renta y cincuenta y uno y siguientes del Reglamento de dicha Ley en vigor.

  E). Por aprobado que "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, dictamine sus estados financieros para efectos fiscales por contador publico, en los terminos del Codigo Fiscal de la Federacion durante los ejercicios por los que opte por el regimen de consolidacion.

  TERCERA. El senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, en su citado caracter de Delegado Especial de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, libera al suscrito Notario de la obligacion de inscribir el primer testimonio de esta escritura, en el Registro Publico de la Propiedad y de Comercio del Distrito Federal, siendo por cuenta de "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, actualmente "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, todos los gastos, derechos y honorarios que dicho tramite origine.

  CUARTA. Los gastos y honorarios que esta escritura origine, seran por cuenta de "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE.

                         MANIFESTACIONES Y PERSONALIDAD

  Manifiesta el senor Licenciado LUIS ALFONSO CERVANTES MUNIZ, bajo protesta de decir verdad y advertido previamente de las penas en que incurren quienes declaran con falsedad ante Notario, que:

  A). "JAFRA COSMETICS", SOCIEDAD ANONIMA DE CAPITAL VA RIABLE, se encuentra inscrita en el Registro Nacional de Inversiones Extranjeras, bajo el expediente numero cincuenta y un mil ciento setenta y nueve, registro setecientos veintitres.

  B). Las firmas autografas que aparecen al final del acta protocolizada, corresponden a las personas que se les atribuyen.

  C). LA PERSONALIDAD que ostenta no le ha sido revocada ni en forma alguna limitada, y acredita la misma, asi como la legal constitucion de su representada, con los documentos relacionados en los antedecentes de la presente.

  POR SUS GENERALES, el compareciente declara ser mexicano por nacimiento, originario del Distrito Federal, nacio el dieciseis de noviembre de mil novecientos cincuenta y cinco, Licenciado en Derecho, con domicilio en la calle de Campos Eliseos numero trescientos cuarenta y cinco, tercer piso, colonia Chapultepec Polanco, codigo postal once mil quinientos sesenta, y quien es de mi personal conocimiento.

  FINALMENTE CERTIFICO QUE: la presente ha sido redactada por mi el Notario; lo relacionado e inserto concuerda con sus originales a que me remito; el compareciente a quien explique ampliamente el valor y las consecuencias legales de esta escritura, me es conocido y tiene capacidad legal; la misma le fue leida y conforme con ella la firma el dia cuatro de mismo octubre, en que desde luego AUTORIZO. DOY FE.

       LUIS ALFONSO CERVANTES MUNIZ. Firma. CARLOS ANTONIO REA FIELD. Firma. El sello de autorizar.

                             NOTAS COMPLEMENTARIAS

  NOTA PRIMERA. Mexico, Distrito Federal, a cuatro de octubre de mil novecientos noventa y seis. Con esta fecha agrego al apendice de esta escritura, en una foja util y con la letra "B", el aviso que di a la Secretaria de Relaciones Exteriores, conforme a los articulos treinta y uno y treinta y dos del Reglamento de la Ley para Promover la Inversion Mexicana y Regular la Inversion Extranjera. DOY FE. CARLOS ANTONIO REA FIELD. Rubrica.

ES PRIMER TESTIMONIO, QUE SE SACA DE SU ORIGINAL Y EXPIDO PARA "CONSULTORIA JAFRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, A EFECTO DE QUE LE SIRVA DE TITULO CON QUE ACREDITAR SU CONSTITUCION Y PARA SU ADMINISTRACION. VA EN DIEZ FOJAS UTILES, DEBIDAMENTE COTEJADAS Y CORREGIDAS. DOY FE. MEXICO, DISTRITO

FEDERAL A CUATRO DE OCTUBRE DE MIL NOVECIENTOS NOVENTA Y SEIS.

                                                                  EXHIBIT 3.6(A)

      Estatutos Sociales of COMERCIALIZADORA JAFRA, S.A. DE C.V. (CONSULTORIA JAFRA).

      Name, Domicile, Purpose, Duration and Nationality

      Article 1. The name of the company is "Consultoria Jafra" which denomination shall always be followed by the words "Sociedad Anonima de Capital Variable," or by their abbreviation, "S.A. de C.V."

      Article 2. The domicile of the company is Distrito Federal, Mexico. However, the company may establish agencies or branches in any other part of Mexico or a foreign territory, or designate conventional domiciles for the execution of specific acts and contracts.

      Article 3. The purpose of the company is:

      1. To exercise general commercial powers, including the manufacture, marketing and distribution of all classes of products that relate to personal care and hygiene, whether for health-related or beauty-related purposes, as well as cosmetics, fragrances, jewelry and other personal care products.

      2. To create, export, import, acquire, alienate, lease, sublease, all types of commodities, equipment, machinery, and all other implementations necessary to effectuate the activities described in paragraph 1 above, as well as for other types of commercial activity.

      3. To acquire shares, interests or participations, or make investments in, any other type of business, corporation, organization or association, in Mexico or elsewhere.

      4. To sell, transfer, or convey, in any manner prescribed by the laws that govern business activities relating to shares of a corporation, interests or participations representing investment in any type of business, corporation, organization or association, whether in Mexico or abroad.

      5. To receive from other corporations or persons, in a manner consistent with the practices of other corporations or persons doing the same, any type of service or services required to achieve the corporate purpose stated herein. Such services include, but are not limited to, administrative services, financial services, legal representation, marketing and accounting, which includes the preparation of financial reports, annual or quarterly budgets and manuals that evaluate the operational performance of the company, evaluation of productivity and strategies for financing, and analysis of the availability of capital for investment purposes.

      6. To build, rent, sublease, operate or possess in any manner permitted by law, offices, factories, studios, stores, plants, warehouses and any other establishments necessary to carry out the stated corporate purpose, as well as to acquire and alienate all forms of commercial or industrial businesses, including shares or participations in such businesses.

      7. To establish branches, subsidiaries, agencies or offices in Mexico or in any other country.

      8. To act as agent, or to represent in any other manner, all types of companies and individuals, within or outside Mexico.

      9. To acquire, possess, lease or sublease, purchase or sell, and negotiate with, in any manner permitted by law, real or personal property, including the acquisition, establishment and operation of experimental laboratories.

      10. To offer all types of technical service, administrative consulting and supervision to industrial and commercial entities, in Mexico and abroad, and to receive the same services from such other industrial and commercial entities.

      11. To supply and receive services for the manufacture of cosmetics products or to supply and receive processed materials related to such products from or to all types of commercial and industrial entities.

      12. To lend or borrow money by any means, with or without security, and to issue bonds or other types of obligations, and to carry out acts for the purpose of obtaining credit. The foregoing shall be carried out in each case under the supervision and intervention of those institutions whose participation is required by law.

      13. To guarantee obligations of third parties; and

      14. In general, to carry out and perform any activities, civil or commercial in nature, permitted by law.

      Article 4. The duration of the company shall be 150 years, beginning with the date of its incorporation.

      Article 5. The capital stock shall be variable. The fixed portion of the capital, which is not subject to withdrawal, is Ps.$50,000.00 New Pesos
(Fifty Thousand New Pesos), represented by Fifty (50) ordinary, Series "A" shares, with a par value of Ps.$1.00 New Peso (One New Peso) per share. The variable part of the capital stock shall be without limit and may be created, augmented, or reduced in accordance with the requirements of Article 6.

      The variable portion of the capital stock shall be designated as Series "B" shares.

      In any case, the participation of foreign investors in the capital stock of the company shall be subject to the applicable provisions of the Law on Foreign Investment and its applicable regulations.

      Stock certificates and provisional certificates shall comply with the requirements specified in Article 125 of the General Corporations Law; stock certificates may represent title to one or more shares and shall bear the signature of two members of the Board of Directors or by the Sole Administrator, as the case may be.

      Article 6. Each increase or reduction of the fixed capital stock of the company shall be declared by an Extraordinary Stockholders' Meeting. Each increase or reduction of the variable capital stock of the company shall be declared by an Ordinary Shareholders' Meeting.

      According to the provisions of Article 132 of the General Corporations Law, in the case of increase in the capital stock of the corporation, stockholders shall have a preemptive right to subscribe to those shares representing the increase in the capital stock of the company. In such a case, the subscription right may be exercised in proportion to the number of outstanding shares which the stockholder already owns.

      Resolutions adopted at Stockholders' Meetings that approve any increase in the capital stock of the company shall by published in the Official Gazette of the Federation (Diario Oficial de la Federacion). Additionally, notice of the adoption of such resolutions shall be sent to the Stockholders by certified mail prior to the date of publication, to those addresses that are inscribed in the Stock Registry Book of the company. In the event that there are Stockholders domiciled outside of Mexico, notice shall be sent by certified air mail.

      The Stockholders may exercise their preemptive rights within fifteen (15) calendar days following the date of publication of the resolution adopting an increase in the capital stock of the company. However, if the entire capital stock of the company shall have been represented in any meeting adopting an increase in capital stock, the period of fifteen (15) calendar days shall be counted from the date of such meeting.

      Article 7. The company may reacquire shares representing the capital stock of the company for their redemption with dividends through the means specified by resolution of an Extraordinary Stockholders' Meeting, without diminution of the capital stock of the company. The designation of those shares that shall be redeemed shall be made by means of a lottery, the terms and conditions of which shall be determined by the Extraordinary Stockholders' Meeting, or by their delegation of such powers to the Board of Directors. The foregoing redemption right shall be subject to the maximum amount of profits that may be issued for such a purpose, such amount to be determined by the Extraordinary Stockholders' Meeting. Title to those shares that shall have been redeemed according to the provisions of this paragraph shall be deemed extinguished upon redemption.

                                 ADMINISTRATION

      Article 8. The administration of the company shall be entrusted to a Sole Administrator or to a Board of Directors composed of the number of Directors determined by the Ordinary Stockholders' Meeting. If the Stockholders shall deem it necessary, they may designate an Alternate Sole Administrator or Alternate members of the Board of Directors, as the case may be. The Sole Administrator or the members of the Board of Directors, as the case may be, need not be Stockholders. They shall hold their offices until their successors take their place, but they may be reelected and shall receive compensation as determined by the Ordinary Stockholders' Meeting.

      Article 9. In the event that the company is administered by a Board of Directors, any Stockholder or group of Stockholders representing at least 25% (Twenty-Five Percent) of the capital stock of the company shall have the right to appoint one member of the Board of Directors and his/her Alternate. In the event that no Stockholder or group of Stockholders exercises the minority Stockholders' rights established by this Article, all the members of the Board of Directors shall be appointed by a majority of Stockholder votes.

      Article 10. The Board of Directors or the Sole Administrator, as the case may be, shall have the following authority and obligations:

      1. General power of attorney for lawsuits and collections, with the broadest power as permitted by law, in the terms of the first paragraph of
Article 2554 of the Civil Code for the Federal District and its correlative Articles of any Civil Code of the states comprising the United Mexican States (the "Civil Code"), with all general and such special powers as may be required, including those provided in Article 2587 of the Civil Code, wherefore they will have, without limiting the generality of the foregoing, the following authority: to represent the company before Federal, State, Municipal, Administrative and Judicial authorities, before the Secretary of Labor and before Conciliation and Arbitration Boards and to sign such documents as may be required in the exercise of this power of attorney; to exercise all types of rights and actions before any and all authorities and Boards of Conciliation and Arbitration; to submit to any jurisdiction; to promote and withdraw from litigation; to file charges and criminal complaints and appear as offended party and assist the District Attorney and grant pardons; to compromise; to submit to arbitration; to take and answer depositions; to accept and release all kind of guarantees; to assign property and to perform all other actions which are expressly determined by law.

      2. General power of attorney for acts of administration, under the terms of the second paragraph of Article 2554 of the Civil Code, including the authority to execute, amend, carry out and rescind all kind of contracts and agreements, to obtain loans and in general, to carry out all acts that are related directly or indirectly to the corporate purposes.

      3. General power of attorney for acts of ownership, under the terms of the third paragraph of Article 2554 of the Civil Code, including the authority to acquire personal and real property, to transfer title to as well as to encumber by pledge, mortgage or otherwise, personal and real property.

      4. Power to issue, sign and endorse negotiable instruments in accordance with Article 9 of the General Law of Negotiable Instruments and Credit Transactions.

      5. Power to establish branches and agencies in any location of the United Mexican States or abroad and to close such branches or agencies.

      6. Power to designate and remove managers, officers and employees of the company and to determine their powers, duties and remuneration.

      7. Power to formulate internal regulations affecting employment in the company.

      8. Power to convene Stockholders' Meetings and to execute their resolutions.

      9. Power to exercise any other authority granted to it in these estatutos and those powers that are by implication necessary to carry out the terms of the estatutos.

      10. Power to confer and revoke general and special powers of attorney within the scope of the aforementioned powers.

      Article 11. To facilitate the administration of the company when the Board of Directors are in session, a President and a Secretary of the Board of Directors shall be designated by the Ordinary Stockholders or by the Board of Directors, such designation to be made for the purpose of performance of specific duties on the part of the President and Secretary. The Secretary does not have to be a member of the Board of Directors.

      Article 12. In order for meetings of the Board of Directors to be legally held, the attendance of at least the majority of the Directors or their respective alternates shall be required. Resolutions of the Board of Directors shall be valid only if adopted by the affirmative vote of the majority of the members of the Board of Directors present at the meeting.

      In accordance with the provisions of Article 143 of the General Corporations Law, the members of the Board of Directors may adopt valid resolutions without a formal meeting, provided that such resolutions, which shall be made in writing, are signed by all the members of the Board of Directors. In any case, it shall be the responsibility of the person designated as Secretary of the Board of Directors to ensure the authenticity of the signatures, and their preservation in the corporate records.

      Article 13. The President of the Board of Directors does not hold voting power to break any impasse that may occur during any meeting of the Board of Directors. If the President or the Secretary do not preside over any meeting of the Board of Directors, their respective duties shall be carried out by a board member designated by the majority vote of those Directors who are present at the meeting. All acts of the Board shall be transcribed in a Corporate Minutes Book, which shall be signed by the President and Secretary of the Board of Directors, or any other director attending such a meeting.

      Article 14. In order to guarantee the performance of their specific duties, the Sole Administrator, or as the case may be, the Board of Directors and their respective Alternates, shall deposit with the company PsN$100.00 (One Hundred New Pesos) or in the alternative, a surety bond granted in favor of the company in the same amount. Each member of the Board of Directors, or the Sole Administrator, as the case may be, may not withdraw the amount granted to the company as a guaranty until the discharge of their duties shall have been approved by the Ordinary Stockholders' Meeting. Officers and other officials shall grant to the company guaranties in the manner prescribed, if any, by the Ordinary Stockholders' Meeting or the Board of Directors.

                            OVERSIGHT OF THE COMPANY

      Article 15. The oversight of the company shall be entrusted to one or more Statutory Auditors, as may be determined by the Stockholders in a General Meeting. An Alternate Statutory Auditor may be designated for each Statutory Auditor.

      Article 16. The Statutory Auditors need not also be Stockholders of the company; they may be reelected and shall continue to discharge their duties until their successors take office.

      Article 17. The Statutory Auditors shall have the powers and obligations granted to them by Article 166 of the General Corporations Law.

      Article 18. The Statutory Auditors shall grant to the company the guaranty amounts mentioned in Article 14 of these estatutos, and may only withdraw such guaranty amounts if the discharge of their duties shall have been approved by the Ordinary Stockholders' Meeting.

                             STOCKHOLDERS' MEETINGS

      Article 19. Stockholders' meetings shall take place at the corporate domicile. Those meetings which shall determine matters pursuant to Article 182 of the General Corporations Law shall be known as Extraordinary Stockholders' Meetings. All other meetings shall be designated as Ordinary Stockholders' Meetings.

      Article 20. Calls for all Stockholders' Meetings shall be made by the Sole Administrator or the President or Secretary of the Board of Directors, as the case may be, in the manner permitted by law, or may be made by the Statutory Auditor or Auditors. However, any Stockholder or group of Stockholders representing at least 33% (Thirty Three Percent) of the capital stock of the company may, by written demand at any time, require the Sole Administrator or the President or Secretary of the Board of Directors, or the Statutory Auditors, to convene a meeting of the Stockholders to pass specifically upon those issues enumerated in the demand letter. Any Stockholder holding at least one share of the capital stock of the company shall have the same rights described herein in the case of an event specified by Article 185 of the General Corporations Law. If after the demand letter is served by the Stockholder or Stockholders holding the rights mentioned in this Article 20 on the appropriate person, and such person does not convene a meeting of the Stockholders within fifteen (15) days following the date of the demand letter, such demand may be made upon any Civil or District Judge by any interested Stockholder.

      Article 21. Calls for Stockholders' Meetings shall be published in the Official Gazette of the Federation (Diario Oficial de la Federacion) or any other daily publication of major circulation at least fifteen (15) days prior to the date fixed for such a meeting. Additionally, notice of calls shall be sent to Stockholders by certified mail prior to the date of publication. For those Stockholders who are domiciled outside of Mexico, notice shall be sent by certified air mail. Calls and notices of calls for Stockholders' Meetings shall contain an Agenda to be passed upon or discussed at such a meeting and shall be signed by the person sending such notice.

      Article 22. Stockholders' Meetings may be held without the need for prior publication if the entire capital stock of the company is represented at any meeting.

      Article 23. Only those Stockholders whose names are registered in the Stock Registry Book of the company shall be admitted to Stockholders' Meetings.

      Article 24. Stockholders may be represented at the meetings by an attorney-in-fact holding a general or a special power of attorney or by an attorney-in-fact designated by means of a simple letter of proxy.

      Article 25. The acts of the Stockholders' Meetings shall be transcribed in a Minute Book that shall be signed by those serving as President and Secretary at the meeting, by the Statutory Auditors who are present at the meeting and by those Stockholders or their representatives who wish to sign the Minute Book.

      Article 26. Stockholders' meetings shall be presided over by the Sole Administrator or the Chairman of the Board of Directors, as the case may be. In their absence, such meetings shall be presided over by the person designated for such purposes by the majority of those present at the corresponding meeting. The Secretary of the Board of Directors shall act as Secretary of Stockholders' Meetings and, in his absence, the person designated for such purposes by Stockholders in the corresponding meeting.

      Article 27. Ordinary Stockholders' Meetings shall take place at least once a year within four (4) months following the close of the fiscal year. In addition to the subjects specified in the Agenda, the Annual Stockholders' Meeting may specifically discuss, approve and modify the report of the Board of Directors, including reports on the financial condition of the company as required under Article 172 of the General Corporations Law; the Stockholders shall also receive the reports or accounts of the Statutory Auditors.


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      Article 28. Ordinary Stockholders' Meetings shall be considered legally on a first or subsequent call if Stockholders holding at least 50% (fifty percent) of all outstanding voting capital stock are present or represented at such a meeting.

      Article 29. Extraordinary Stockholders' Meetings shall be considered legally held on a first call if at least 75% (seventy five percent) of the outstanding voting capital stock of the company are presented or represented in such meetings; in the event of a second or subsequent call, the Extraordinary Stockholders' Meeting shall be considered legally held if at least 50% (fifty percent) of the outstanding voting capital stock of the company are present or represented at such meetings.

      Article 30. Resolutions of Ordinary Stockholders' Meetings shall be valid if adopted by the affirmative vote of Stockholders representing a majority of the outstanding capital stock of the company are present or represented at the meeting, and when there shall have been convened a quorum as that term is defined in Article 28.

            In the event of an Extraordinary Shareholders' Meeting, their resolutions shall be valid if adopted by the affirmative vote of Stockholders representing 50% (fifty per cent) of the total outstanding voting capital stock of the company.

      Article 31. In accordance with Article 178 of the General Corporations Law, the Stockholders may adopt valid resolutions without formally convening in a meeting by written consent signed by all the Stockholders of the company entitled to vote. In such a case, it shall be the responsibility of the person designated as the Secretary of the Board of Directors to ensure the authenticity of the Stockholders' signatures and to keep a record of the same.

                                FINANCIAL REPORTS

      Article 32. Within four (4) months following the close of each fiscal year, the Sole Administrator or the Board of Directors, as the case may be, shall formulate the following financial reports respecting the company, which shall contain all the information necessary to reflect the financial and operational state of the company, as such reporting is required by Article 172 of the General Corporations Law:

      a) The financial state of the company at the date of the close of the fiscal year (Annual Financial Report).

      b) Reports showing explanations and classifications of the operational state of the company during the preceding fiscal year (Annual Business Report).


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      c) Reports indicating changes in the financial state of the company during the course of the preceding fiscal year.

      d) Reports indicating any changes in the items that make up the capital stock of the company during the preceding fiscal year.

      e) Any notes or clarifications accompanying any of the preceding reports.

      Article 33. All financial and business reports, together with any documents justifying the findings contained in the reports, shall be delivered to the Statutory Auditor or Auditors, for their inspection, within one (1) month of the date fixed for the Annual Shareholders' Meeting.

      Article 34. Within fifteen (15) days following the date of receipt of financial and business reports, the Statutory Auditors shall issue to the Sole Administrator or to the Board of Directors, as the case may be, a written opinion for the Stockholders discussing the veracity, sufficiency, and reasonability of the information which had been presented to the Auditor(s) by the Sole Administrator or by the Board of Directors, as the case may be.

      The aforementioned documents shall remain in the possession of the Sole Administrator or the Board of Directors, as the case may be, but shall be available to the Stockholders for their review at least fifteen (15) days prior to the Annual Stockholders' Meeting.

      The financial reports, once approved, shall be sent for publication and deposited in the manner prescribed by Article 177 of the General Corporations Law.

      Article 35. The net profits obtained in each fiscal year shall be applied as follows:

      1) 5% (five per cent) of the net profits shall be set aside for creating or restoring the Legal Reserve, as the case may be, until it equals one-fifth of the corporate capital stock.

      2) The remainder shall be distributed as determined by the Stockholders in an Ordinary Meeting.

      Article 36. Losses, if there shall have been any, shall be applied against the Legal Reserve, and if such Reserve is insufficient, against paid capital stock, with the understanding that the obligations of the Stockholders with respect to any obligations of the company shall be limited to the extent of the par value of their respective shares.


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                           DISSOLUTION AND LIQUIDATION

      Article 37. The company shall be dissolved in such manner as generally prescribed by applicable law. Once dissolved, the company shall be liquidated. The liquidation shall be entrusted in one or more liquidators designated by the Stockholders' in an Extraordinary Meeting resolving upon dissolution. If no such designation shall have been made, the dissolution of the company shall be entrusted in a Civil or District Judge of the corporate domicile at the request of any Stockholder.

      Article 38. In the event that the Stockholders shall not give specific instructions to the liquidator(s), the purpose of the liquidation shall proceed upon the following general grounds.

      1) Conclusion of all pending business in the manner least prejudicial to creditors and the Stockholders.

      2) Recovery of all debts and accounts receivable and the payment by the company of any outstanding debts.

      3) The sale of all the assets of the company.

      4) Preparation of final balances after liquidation.

      5) Distribution of any remaining proceeds of the liquidation, if any, among the Stockholders in proportion to their participation in the capital stock of the company.

                               GENERAL PROVISIONS

      Article 39. The promoters of the company, as such may exist, shall hold no participation in the company upon the date of incorporation.

      Article 40. The company is of Mexican nationality. Any foreigner who, at the time of incorporation or at any time thereafter, acquires a corporate interest or participation in the company shall be considered by that fact alone as Mexican with respect to such interest or participation and it shall be understood that such foreigner agrees not to invoke the protection of its Government under penalty, in case of failure to comply with such agreement, of forfeiture of such interest or participation in favor of the Mexican Nation.


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